Exhibit 10.39

PERU COPPER INC.

- and -

COMPUTERSHARE TRUST COMPANY OF CANADA

PURCHASE WARRANT INDENTURE

Providing for the Issue of

4,285,716 Purchase Warrants

March 18, 2004

TABLE OF CONTENTS

ARTICLE 1 INTERPRETATION		2
1.1	Definitions	2
1.2	Words Importing the Singular	7
1.3	Interpretation not Affected by Headings, etc.	7
1.4	Day not a Business Day	8
1.5	Time of the Essence	8
1.6	Governing Law	8
1.7	Meaning of “outstanding” for Certain Purposes	8
1.8	Currency	8
1.9	Termination	8

ARTICLE 2 ISSUE OF WARRANTS		9
2.1	Issue of Warrants	9
2.2	Form and Terms of Warrants	9
2.3	Signing of Warrant Certificates	9
2.4	Certification by the Warrant Agent	10
2.5	Warrantholder not a Shareholder, etc.	10
2.6	Issue in Substitution for Lost Warrant Certificates	10
2.7	Warrants to Rank Pari Passu	11
2.8	Registration and Transfer of Warrants	11
2.9	Registers Open for Inspection	12
2.10	Exchange of Warrants	12
2.11	Ownership of Warrants	13
2.12	Adjustment of Exchange Basis	13
2.13	Rules Regarding Calculation of Adjustment of Exchange Basis	17
2.14	Postponement of Subscription	19
2.15	Notice of Adjustment	20
2.16	No Action after Notice	20
2.17	Purchase of Warrants for Cancellation	20
2.18	Optional Purchases by the Company	20
2.19	Protection of Warrant Agent	21
2.20	Legended Warrant Certificates	21

ARTICLE 3 EXERCISE OF WARRANTS		24
3.1	Method of Exercise of Warrants	24
3.2	No Fractional Shares	25
3.3	Effect of Exercise of Warrants	25
3.4	Cancellation of Warrant Certificates	26
3.5	Subscription for less than Entitlement	26
3.6	Expiration of Warrant	26
3.7	Prohibition on Exercise by U.S. Persons; Exception	26

ARTICLE 4 COVENANTS FOR WARRANTHOLDERS’ BENEFIT		28
4.1	General Covenants of the Company	28
4.2	Securities Qualification Requirements	29
4.3	Warrant Agent’s Remuneration and Expenses	29
4.4	Performance of Covenants by Warrant Agent	29

ARTICLE 5 ENFORCEMENT		30
5.1	Suits by Warrantholders	30

ARTICLE 6 MEETINGS OF WARRANTHOLDERS		30
6.1	Right to Convene Meetings	30
6.2	Notice	30
6.3	Chairman	31
6.4	Quorum	31
6.5	Power to Adjourn	31
6.6	Show of Hands	31
6.7	Poll and Voting	32
6.8	Regulations	32
6.9	Company, Warrant Agent and Counsel may be Represented	33
6.10	Powers Exercisable by Extraordinary Resolution	33
6.11	Meaning of “Extraordinary Resolution”	34
6.12	Powers Cumulative	35
6.13	Minutes	35
6.14	Instruments in Writing	35
6.15	Binding Effect of Resolutions	35
6.16	Holdings by the Company or Subsidiaries of the Company Disregarded	36

ARTICLE 7 SUPPLEMENTAL INDENTURES AND SUCCESSOR COMPANIES		36
7.1	Provision for Supplemental Indentures for Certain Purposes	36
7.2	Successor Companies	37

ARTICLE 8 CONCERNING THE WARRANT AGENT		38
8.1	Trust Indenture Legislation	38
8.2	Rights and Duties of Warrant Agent	38
8.3	Evidence, Experts and Advisers	39
8.4	Securities, Documents and Monies Held by Warrant Agent	40
8.5	Actions by Warrant Agent to Protect Interests	41
8.6	Warrant Agent not Required to Give Security	41
8.7	Protection of Warrant Agent	41
8.8	Replacement of Warrant Agent	42
8.9	Conflict of Interest	43
8.10	Acceptance of Trusts	43
8.11	Warrant Agent not to be Appointed Receiver	43
8.12	Authorization to Carry on Business	43

ARTICLE 9 GENERAL		44
9.1	Notice to the Company and the Warrant Agent	44
9.2	Notice to the Warrantholders	45
9.3	Discretion of Directors	46
9.4	Satisfaction and Discharge of Indenture	46
9.5	Provisions of Indenture and Warrants for the Sole Benefit of Parties and Warrantholders	46
9.6	Counterparts and Formal Date	47

SCHEDULE “A” - FORM OF WARRANT CERTIFICATE		A-1

SCHEDULE “B” - FORM OF DECLARATION FOR REMOVAL OF LEGEND		B-1

THIS WARRANT INDENTURE dated as of March 18, 2004.

BETWEEN:

PERU COPPER INC.,

a corporation incorporated under the laws of Canada

(hereinafter called the “Company”)

AND

COMPUTERSHARE TRUST COMPANY OF CANADA,

a trust company incorporated under the laws

of Canada

(hereinafter called the “Warrant Agent”)

RECITALS

WHEREAS:

A. The Company proposes to issue 4,285,716 Warrants (as hereinafter defined);

B. Each whole Warrant entitles the holder thereof to purchase, subject to adjustment in certain events, one Common Share (as hereinafter defined), at a price of US$2.00 per share at any time prior to 5:00 p.m. (Toronto time) on March 18, 2006, upon the terms and conditions herein set forth;

C. For such purpose the Company deems it necessary to create and issue Warrants to be constituted and issued in the manner herein set forth;

D. The Company is duly authorized to create and issue the Warrants to be issued as herein provided;

E. All things necessary have been done and performed to make the Warrants, when certified by the Warrant Agent and issued as provided in this Indenture, legal, valid and binding upon the Company with the benefits of and subject to the terms of this Indenture;

F. The foregoing recitals are made as statements of fact by the Company and not by the Warrant Agent;

G. The Warrant Agent has agreed to enter into this Indenture and to hold all rights, interests and benefits contained herein for and on behalf of those persons who become holders of Warrants issued pursuant to this Indenture from time to time on the terms and conditions set forth herein;

NOW THEREFORE THIS INDENTURE WITNESSES that for good and valuable consideration mutually given and received, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed and declared as follows:

ARTICLE 1

INTERPRETATION

1.1	Definitions

In this Indenture, unless there is something in the subject matter or context inconsistent therewith:

“Accredited Investor” means an accredited investor as defined in Rule 501 (a) of Regulation D;

“Agency Agreement” means the agency agreement entered into by, among others, the Company and the Agents, dated March 18, 2004;

“Agents” means BMO Nesbitt Burns Inc., Haywood Securities Inc., and their respective U.S. Affiliates;

“Applicable Legislation” means the provisions of the statutes of Canada and its provinces and the regulations under those statutes relating to trust indentures and/or the rights, duties or obligations of corporations and trustees under trust indentures as are from time to time in force and applicable to this Indenture;

“Beneficial Owner” means a person that has a beneficial interest in a Warrant;

“Business Day” means a day that is not a Saturday, Sunday, a day on which banks are closed in the City of Toronto, Ontario or civic or statutory holiday in the City of Toronto, Ontario;

“Capital Reorganization” has the meaning ascribed thereto in subsection 2.12(4);

“Closing Date” or “Closing Dates”, as the context requires, means one or more or both of the First Closing Date or the Second Closing Date;

“Common Shares” means fully paid and non-assessable common shares without nominal or par value in the capital of the Company;

“Common Share Reorganization” has the meaning ascribed thereto in subsection 2.12(1);

“Company” means Peru Copper Inc., a corporation incorporated under the federal laws of Canada, and its lawful successors from time to time;

“Company’s Auditors” means the chartered accountant or firm of chartered accountants duly appointed as auditor or auditors of the Company from time to time;

“counsel” means a barrister, solicitor or attorney (who may be an employee of the Company) or a firm of barristers and solicitors or attorneys (who may be counsel for the Company);

“Current Market Price” at any date, means the weighted average price per share at which the Common Shares have traded:

(i)	on the TSX;

(ii)	if the Common Shares are not listed on the TSX, on any stock exchange upon which the Common Shares are listed as may be selected for this purpose by the directors, acting reasonably; or

(iii)	if the Common Shares are not listed on any stock exchange, on any over-the-counter market;

during the 20 consecutive trading days (on each of which at least 500 Common Shares are traded in board lots) ending the second trading day before such date and the weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold in board lots on the exchange or market, as the case may be, during the 20 consecutive trading days by the number of Common Shares sold, or if not traded on any recognized market or exchange, as determined by the directors of the Company acting reasonably;

“director” means a member of the board of directors of the Company for the time being, and unless otherwise specified herein, reference to “action by the board of directors” means action by the board of directors of the Company as a board or, whenever duly empowered, action by a committee of the board;

“Dividends Paid in Ordinary Course” means cash dividends declared payable on the Common Shares in any fiscal year of the Company to the extent that such cash dividends do not exceed 5% of the Exercise Price and for such purpose the amount of any dividend paid in shares shall be the aggregate stated capital of such shares and the amount of any dividend paid in other than cash or shares shall be the fair market value of such dividend as determined by resolution passed by the board of directors of the Company, subject, if applicable, to the prior consent of any stock exchange or any other over-the-counter market on which the Common Shares are traded and for such purpose the amount of any dividends paid in other than cash or shares shall be the fair market value of such dividend as determined by the directors;

“Exchange Basis” means, as at any time, the number of Common Shares or other classes of shares or securities which a Warrantholder is entitled to receive upon the exercise of the rights attached to the Warrants pursuant to the provisions of this Indenture and which, as at the date hereof, is equal to one Common Share per Warrant;

“Exercise Date” with respect to any Warrant means the date on which such Warrant is surrendered for exercise in accordance with the provisions of Article 3;

“Exercise Price” means US$2.00 for each Common Share, subject to adjustment in accordance with the provisions of this Indenture;

“extraordinary resolution” has the meaning ascribed thereto in sections 6.11 and 6.14;

“Final Prospectus” means the final prospectus to be filed with the Securities Commissions relating to, inter alia, the distribution of the Common Shares and includes any amendments or supplements thereto;

“First Closing Date” means March 18, 2004 or such later date as the Corporation and the Agents may mutually agree upon;

“IPO” means a Qualified IPO or a Non-Qualified IPO;

“IPO Completion Date” means the date upon which the Company completes an IPO;

“Non-Qualified IPO” means (i) an initial public offering of Common Shares with an offering amount of less than US$25 million, or a reverse-take over transaction, pursuant to which the Common Shares (in the case of an initial public offering) or common shares of the acquiring company (in the case of a reverse take-over) are listed on the TSX or another internationally recognized stock exchange, provided that the prospectus (the “Prospectus”) with respect to the Non-Qualified IPO qualifies, among other things the Warrants and the Common Shares underlying the Warrants or the common shares of the acquiring company issued on the exchange of, among other things the Warrants in a reverse take-over transaction such that those securities are freely tradable; or (ii) a merger, amalgamation, arrangement, take-over or other form of corporate transaction pursuant to which an arm’s length third party acquires voting control of the Company, provided that such transaction is accepted in accordance with the voting requirements and other conditions established by the Agency Agreement;

“person” means an individual, a corporation, a partnership, a syndicate, a trustee or any unincorporated organization and words importing persons are intended to have a similarly extended meaning;

“Purchaser” means a purchaser of Units;

“Qualification Provinces” means each of the provinces of British Columbia and Ontario provided that a Purchaser is located in such province;

“Qualified IPO” means (i) an initial public offering of Common Shares with a minimum offering amount of US$25 million, or a reverse-take over transaction, pursuant to which the Common Shares (in the case of an initial public offering) or common shares of the acquiring company (in the case of a reverse take-over) are listed on the TSX or another internationally recognized stock exchange, provided that the Prospectus with respect to the Qualified IPO qualifies, among other things, the Warrants and the Common Shares underlying the Warrants or the common shares of the acquiring company issuable upon the conversion of, among other things, the Warrants in a reverse take-over transaction such that those securities are freely tradable; or (ii) a merger, amalgamation, arrangement, take-over or other form of corporate transaction pursuant to which an arm’s length third party acquires voting control of the Company, provided that such transaction is accepted in accordance with the voting requirements and other conditions set out in the Agency Agreement;

“Regulation D” means Regulation D under the U.S. Securities Act;

“Regulation S” means Regulation S under the U.S. Securities Act;

“Rights Offering” has the meaning ascribed thereto in subsection 2.12(2);

“Rights Offering Price” has the meaning ascribed thereto in subsection 2.13(2);

“Rights Period” has the meaning ascribed thereto in subsection 2.12(2);

“SEC” means the United States Securities and Exchange Commission;

“Second Closing Date” means April 30, 2004 or such other date as the Corporation and the Agents may mutually agree upon;

“Securities Commissions” means the securities commissions or similar regulatory authorities in the Qualification Provinces;

“Securities Laws” means, as applicable, the securities laws, regulations, instruments, rules, rulings and orders in each of the Qualification Provinces and the United States and each of the states of the United States, the applicable policy statements issued by the securities regulators in each of the provinces and territories of Canada, the United States and each of the states of the United States, and the rules of the TSX or other stock exchange upon which are listed the Common Shares of the Company (as applicable);

“shareholder” means an owner of record of one or more Common Shares or shares of any other class or series in the capital of the Company;

“Special Distribution” has the meaning ascribed thereto in subsection 2.12(3);

“Subject Securities” means the Common Shares issuable upon exercise of the Warrants and the Common Shares or other securities or property issuable upon the exercise of the Warrants as a result of any adjustment to the subscription rights pursuant to Article 2 hereof;

“subsidiary of the Company” or “Subsidiary” means a corporation, a majority of the outstanding voting shares of which is owned, directly or indirectly, by the Company or by one or more subsidiaries of the Company and, as used in this definition, “voting shares” means shares of a class or classes ordinarily entitled to vote for the election of the majority of the directors of a corporation irrespective of whether or not shares of any other class or classes shall have or might have the right to vote for directors by reason of the happening of any contingency;

“Successor Company” has the meaning ascribed thereto in subsection 7.2;

“this Warrant Indenture”, “this Indenture”, “herein”, “hereby”, and similar expressions mean and refer to this Indenture and any indenture, deed or instrument supplemental or ancillary hereto; and the expressions “Article”, “section” or “subsection” followed by a number or letter mean and refer to the specified Article, section or subsection of this Indenture;

“Time of Expiry” means, in respect of the Warrants, 5:00 p.m. (Toronto time) on March 18,2006;

“trading day” means a day on which the TSX (or such other exchange on which the Common Shares are listed and which forms the primary trading market for such shares) is open for trading, and if the Common Shares are not listed on a stock exchange, a day on which an over-the-counter market where such shares are traded is open for business and if the Common Shares are not traded on any over-the-counter market, then a Business Day;

“Transfer Agent” means the transfer agent or agents of the Common Shares from time to time, as applicable;

“TSX” means the Toronto Stock Exchange;

“U.S. Affiliates” means Harris Nesbitt Corp. and Haywood Securities (USA) Inc., the United States broker-dealer affiliates of BMO Nesbitt Burns Inc. and Haywood Securities Inc., respectively;

“U.S. Person” means a U.S. person as that term is defined in Regulation S;

“U.S. Securities Act” means the United States Securities Act of 1933, as amended, of the United States;

“United States” means the United States as that term is defined in Regulation S;

“Units” means the units of the Company issued to the Purchasers on the Closing Date, each Unit being comprised of a convertible note in the principal amount of US$1.33 and one-half of a Special Warrant;

“Warrant Agent” means Computershare Trust Company of Canada, a trust company incorporated under the laws of Canada, or any lawful successor thereto including through operation of section 8.8;

“Warrant Certificates” means the certificates representing the Warrants substantially in the form attached as Schedule “A” hereto or such other form as may be approved by the Corporation and the Warrant Agent, evidencing Warrants;

“Warrantholders” or “holders” means the persons whose names are entered for the time being in the register maintained pursuant to section 2.8;

“Warrantholders’ Request” means an instrument, signed in one or more counterparts by Warrantholders entitled to acquire, in the aggregate, at least 25% of the aggregate number of all Warrants then outstanding, which requests the Warrant Agent to take some action or proceeding specified therein;

“Warrants” means the share purchase warrants issued hereunder entitling the holders thereof to purchase Common Shares on the basis of one Common Share for each whole Warrant upon payment of the Exercise Price; provided that in each case the number and/or class of shares or securities receivable on the exercise of the Warrants may be subject to increase or decrease or change in accordance with the terms and provisions hereof; and

“written order of the Company”, “written request of the Company”, “written consent of the Company”, “certificate of the Company” and any other document required to be signed by the Company, means, respectively, a written order, request, consent, certificate or other document signed in the name of the Company by any officer and director of the Company, and may consist of one or more instruments so executed.

1.2	Words Importing the Singular

Unless elsewhere otherwise expressly provided or unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3	Interpretation not Affected by Headings, etc.

The division of this Indenture into Articles, sections, subsections and paragraphs, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

1.4	Day not a Business Day

In the event that any day on or before which any action is required or permitted to be taken hereunder is not a Business Day, then such action shall be required or permitted to be taken on or before the requisite time on the next succeeding day that is a Business Day.

1.5	Time of the Essence

Time shall be of the essence in all respects in this Indenture, the Warrants and the Warrant Certificates.

1.6	Governing Law

This Indenture, the Warrants and the Warrant Certificates shall be construed and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and shall be treated in all respects as Ontario contracts.

1.7	Meaning of “outstanding” for Certain Purposes

Every Warrant represented by a Warrant Certificate certified and delivered by the Warrant Agent hereunder shall be deemed to be outstanding until it shall be cancelled or delivered to the Warrant Agent for cancellation or until the Time of Expiry; provided that where a new Warrant Certificate has been issued pursuant to section 2.6 hereof to replace one which is lost, mutilated, stolen or destroyed, the Warrants represented by only one of such Warrant Certificates shall be counted for the purpose of determining the aggregate number of Warrants outstanding.

1.8	Currency

Unless otherwise stated, all dollar amounts referred to in this Indenture are in United States dollars.

1.9	Termination

This Indenture shall continue in full force and effect until the earlier of: (a) the Time of Expiry; and (b) the date that no Warrants are outstanding hereunder and no Special Warrants entitling the holder thereof to acquire Warrants are outstanding under the special warrant indenture between the Corporation and Computershare Trust Company of Canada dated March 18, 2004; provided that this Indenture shall continue in effect thereafter, if applicable, until the Company and the Warrant Agent have fulfilled all of their respective obligations under this Indenture.

ARTICLE 2

ISSUE OF WARRANTS

2.1	Issue of Warrants

A total of 4,285,716 Warrants entitling the registered holders thereof to acquire an aggregate of 4,285,716 Common Shares are hereby created and authorized to be issued hereunder at the Exercise Price upon the terms and conditions herein set forth and shall be executed by the Company and certified by or on behalf of the Warrant Agent upon the written order of the Company and delivered by the Company in accordance with sections 2.3 and 2.4.

2.2	Form and Terms of Warrants

(1) The Warrant Certificates for the Warrants shall be substantially in the form attached as Schedule “A” hereto, subject to the provisions of this Indenture, with such additions, variations and changes as may be required or permitted by the terms of this Indenture, and which may from time to time be agreed upon by the Warrant Agent and the Company, and shall have such legends, distinguishing letters and numbers as the Company may, with the approval of the Warrant Agent, prescribe. Except as hereinafter provided in this Article 2, all Warrants shall, save as to denominations, be of like tenor and effect. The Warrant Certificates may be engraved, printed, lithographed, photocopied or be partially in one form or another, as the Company may determine. No change in the form of the Warrant Certificate shall be required by reason of any adjustment made pursuant to this Article 2 in the number and/or class of securities or type of securities that may be acquired pursuant to the Warrants.

(2) Each Warrant authorized to be issued hereunder shall entitle the registered holder thereof to acquire (subject to sections 2.12 and 2.13) upon due exercise and upon the due execution of the subscription form endorsed on the reverse side of the Warrant Certificate or other instrument of subscription in such form as the Warrant Agent and/or the Company may from time to time prescribe acting reasonably and upon payment of the Exercise Price, one Common Share or such other kind and amount of shares or securities or property, calculated pursuant to the provisions of sections 2.12 and 2.13, as the case may be, at any time after the date of issuance of such Warrants and prior to the Time of Expiry, in accordance with the provisions of this Indenture.

(3) Fractional Warrants shall not be issued or otherwise provided for.

2.3	Signing of Warrant Certificates

The Warrant Certificates shall be signed by any one of the directors or officers of the Company and may, but need not be under the corporate seal of the Company or a reproduction thereof. The signature of any such director or officer may be mechanically reproduced in facsimile and Warrant Certificates bearing such facsimile signatures shall be binding upon the Company as if they had been manually signed by such director or officer, provided that such Warrant Certificate has been duly and validly issued by the Company and certified by the Warrant Agent. Notwithstanding that the person whose manual or facsimile signature appears on any Warrant Certificate as a director or officer may no longer hold office at the date of issue of the Warrant Certificate or at the date of certification or delivery thereof, any Warrant Certificate signed as aforesaid shall, subject to section 2.4 be valid and binding upon the Company and the registered holder thereof will be entitled to the benefits of this Indenture.

2.4	Certification by the Warrant Agent

(1) No Warrant Certificate shall be issued or, if issued, shall be valid for any purpose or entitle the registered holder to the benefits hereof or thereof until it has been certified by manual signature by or on behalf of the Warrant Agent and such certification by the Warrant Agent upon any Warrant Certificate shall be conclusive evidence as against the Company that the Warrant Certificate so certified has been duly issued hereunder and the holder is entitled to the benefits hereof.

(2) The certification of the Warrant Agent on the Warrant Certificates issued hereunder shall not be construed as a representation or warranty by the Warrant Agent as to the validity of this Indenture or the Warrants (except the due certification thereof) and the Warrant Agent shall in no respect be liable or answerable for the use made of the Warrants or any of them or of the consideration therefor except as otherwise specified herein.

2.5	Warrantholder not a Shareholder, etc.

Nothing in this Indenture or the holding of a Warrant evidenced by a Warrant Certificate shall be construed as conferring upon a Warrantholder any right or interest whatsoever as a shareholder, including but not limited to the right to vote at, to receive notice of, or to attend meetings of shareholders or any other proceedings of the Company, nor entitle the holder to any right or interest in respect thereof except as herein and in the Warrants and on the Warrant Certificates expressly provided.

2.6	Issue in Substitution for Lost Warrant Certificates

(1) In the event that any Warrant Certificates issued and certified under this Indenture shall become mutilated or be lost, destroyed or stolen, the Company, subject to applicable law, and subsection 2.6(2), shall issue and thereupon the Warrant Agent shall certify and deliver a new Warrant Certificate of like denomination, date and tenor as the one mutilated, lost, destroyed or stolen in exchange for, in place of and upon cancellation of such mutilated Warrant Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Warrant Certificate, and the substituted Warrant Certificate shall be in a form approved by the Warrant Agent and Warrants evidenced by it will entitle the holder thereof to the benefits hereof and shall rank equally in accordance with its terms with all other Warrant Certificates issued or to be issued hereunder.

(2) The applicant for the issue of a new Warrant Certificate pursuant to this section 2.6 shall bear the cost of the issue thereof and in the case of mutilation shall as a condition precedent to the issue thereof, deliver to the Warrant Agent the mutilated Warrant Certificate, and in the case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Company and to the Warrant Agent such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Company and to the Warrant Agent in their sole discretion, and such applicant shall be required to furnish an indemnity or security in amount and form satisfactory to the Company and the Warrant Agent in their sole discretion and shall pay the reasonable charges of the Company and the Warrant Agent in connection therewith.

2.7	Warrants to Rank Pari Passu

All Warrants shall rank pari passu, whatever may be the actual date of issue or the class of same.

2.8	Registration and Transfer of Warrants

(1) The Company will cause to be kept by the Warrant Agent at the principal stock transfer office of the Warrant Agent in the City of Toronto, Ontario:

(a)	a register of holders in which shall be entered in alphabetical order the names and addresses of the holders of Warrants and particulars of the Warrants held by them and the Warrant Agent shall be entitled to rely on such register in connection with the exchange, transfer, exercise or deemed exercise of any Warrant or Warrants pursuant to the terms of this Indenture or the terms thereof; and

(b)	a register of transfers in which all transfers of Warrants and the date and other particulars of each such transfer shall be entered.

(2) No transfer of any Warrant will be valid unless entered on the register of transfers referred to in subsection 2.8(1) hereof, upon surrender to the Warrant Agent of the Warrant Certificate evidencing such Warrant, and a duly completed and executed Transfer of Warrants form attached to the Warrant Certificate executed by the registered holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Warrant Agent, and, upon compliance with such requirements and such other reasonable requirements as the Warrant Agent may prescribe, such transfer will be recorded on the register of transfers by the Warrant Agent.

(3) The transferee of any Warrant will, after surrender to the Warrant Agent of the Warrant Certificate evidencing such Warrant as required by subsection 2.8(2) hereof and upon compliance with all other conditions in respect thereof required by this Indenture or by law, be entitled to be entered on the register of holders referred to in subsection 2.8(1) hereof, as the owner of such Warrant free from all equities or rights of set-off or counterclaim between the Company and the transferor or any previous holder of such Warrant, except in respect of equities of which the Company is required to take notice by statute or by order of a court of competent jurisdiction.

(4) The Company will be entitled, and may direct the Warrant Agent, to refuse to recognize any transfer, or enter the name of any transferee, of any Warrant on the registers referred to in subsection 2.8(1) hereof, if such transfer would constitute a violation of the securities laws of any jurisdiction or the rules, regulations or policies of any regulatory authority having jurisdiction. The Warrant Agent is entitled to assume compliance with all applicable securities legislation unless otherwise notified in writing by the Company. No duty shall rest with the Warrant Agent to determine compliance of the transferee or transferor of any Warrant with applicable securities legislation.

(5) Any Warrant Certificate issued to a transferee in respect of transfers contemplated by this section 2.8 shall bear the appropriate legends as set forth in subsections 2.20(2) and (5).

(6) If a Warrant Certificate tendered for transfer bears the legend set forth in section 2.20(2), the Warrant Agent shall not register such transfer unless the transferor has provided the Warrant Agent with the Warrant Certificate and: (A) an effective registration statement under the U.S. Securities Act and applicable United States state securities laws covering any such transaction has been filed and declared effective by the SEC, or (B) the Company has received an acceptable legal opinion stating that such transaction is exempt from registration, or (C) the Company otherwise satisfies itself that such transaction is exempt from registration. The Warrant Agent shall not be responsible for determining whether a registration statement under the U.S. Securities Act and applicable United States state securities laws is sufficient to allow a transfer of a Warrant Certificate.

2.9	Registers Open for Inspection

The registers referred to in subsection 2.8(1) shall be open at all reasonable times during business hours on a Business Day for inspection by the Company, the Warrant Agent or any Warrantholder. The Warrant Agent shall, from time to time when requested to do so in writing by the Company, furnish the Company with a list of the names and addresses of holders of Warrants entered in the register of holders kept by the Warrant Agent and showing the number of Subject Securities that might then be acquired upon the exercise of the Warrants held by each such holder.

2.10	Exchange of Warrants

(1) Warrant Certificates may, upon compliance with the reasonable requirements of the Warrant Agent, be exchanged for Warrant Certificates in any other authorized denomination representing in the aggregate an equal number of Warrants as the number of Warrants represented by the Warrant Certificates being submitted for exchange. The Company shall sign and the Warrant Agent shall certify, in accordance with sections 2.3 and 2.4, all Warrant Certificates necessary to carry out the exchanges contemplated herein.

(2) Warrant Certificates may be exchanged only at the principal stock transfer office of the Warrant Agent in the City of Toronto, Ontario or at any other place that is designated by the Company with the approval of the Warrant Agent. Any Warrant Certificates tendered for exchange shall be surrendered to the Warrant Agent and cancelled.

(3) Except as otherwise herein provided, the Warrant Agent may charge Warrantholders requesting an exchange of Warrant Certificates a reasonable sum for each Warrant Certificate issued; and payment of such charges and reimbursement of the Warrant Agent or the Company for any and all taxes or governmental or other charges required to be paid shall be made by the party requesting such exchange as a condition precedent to such exchange.

2.11	Ownership of Warrants

The Company and the Warrant Agent and their respective agents may deem and treat the holder of any Warrant Certificate as the absolute owner of that Warrant represented thereby for all purposes and the Company and the Warrant Agent and their respective agents shall not be affected by any notice or knowledge to the contrary. The holder of any Warrant shall be entitled to the rights evidenced by that Warrant free from all equities or rights of set-off or counterclaim between the Company and the original or any intermediate holder thereof and all persons may act accordingly and the receipt from any holder for the Common Shares, or monies obtainable pursuant thereto shall be a good discharge to the Company and the Warrant Agent for the same and neither the Company nor the Warrant Agent shall be bound to inquire into the title of any holder.

2.12	Adjustment of Exchange Basis

The Exchange Basis shall be subject to adjustment from time to time in the events and in the manner provided as follows:

(1) If and whenever at any time after the date hereof and prior to the Time of Expiry the Company shall:

(a)	issue Common Shares or securities exchangeable for or convertible into Common Shares to all or substantially all the holders of the Common Shares as a stock dividend or other distribution (other than as a Dividend Paid in the Ordinary Course or a distribution of Common Shares upon exercise of the Warrants or pursuant to the exercise of directors, officers or employee stock options granted under stock option plans of the Company), or

(b)	subdivide, redivide or change its then outstanding Common Shares into a greater number of shares, or

(c)	reduce, combine or consolidate its then outstanding Common Shares into a lesser number of shares,

(any of such events in these clauses (a), (b) or (c) being called a “Common Share Reorganization”), then the Exchange Basis in effect on the effective date of such subdivision or consolidation, or on the record date of such stock dividend or other distribution, as the case may be, shall be adjusted by multiplying the Exchange Basis in effect immediately prior to such effective or record date by a fraction: (i) the numerator of which shall be the total number of Common Shares outstanding on such date immediately after giving effect to such Common Share Reorganization (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had such securities been exchanged for or converted into Common Shares on such record date, assuming in any case where such securities are not then convertible or exchangeable but subsequently become so, that they were convertible or exchangeable on the record date on the basis upon which they first become convertible or exchangeable), and (ii) the denominator of which shall be the total number of Common Shares outstanding on such date before giving effect to such Common Share Reorganization. The resulting product, adjusted to the nearest 1/100th, shall thereafter be the Exchange Basis until further adjusted as provided in this Article 2.

(2) If and whenever at any time after the date hereof and prior to the Time of Expiry, the Company fixes a record date for the distribution to all or substantially all of the holders of Common Shares of rights, options or warrants entitling them for a period expiring not more than 45 days after such record date (the “Rights Period”), to subscribe for or purchase Common Shares, or securities exchangeable for or convertible into Common Shares, at a price per share to the holder (or at an exchange or conversion price per share) of less than 95% of the Current Market Price for the Common Shares on such record date (any of such events being called a “Rights Offering”), then the Exchange Basis shall be adjusted effective immediately after such record date for the Rights Offering by multiplying the Exchange Basis in effect immediately prior to such record date by a fraction:

(a)	the numerator of which shall be the number of Common Shares which would be outstanding after giving effect to the Rights Offering (assuming the exercise of all of the rights, warrants or options under the Rights Offering and assuming the exchange or conversion into Common Shares of all exchangeable or convertible securities issued upon exercise of such rights, warrants or options, if any), and

(b)	the denominator of which shall be the aggregate of:

(i)	the total number of Common Shares outstanding as of the record date for the Rights Offering, and

(ii)	a number of Common Shares arrived at by dividing

(A)	the amount equal to the aggregate consideration payable on the exercise of all of the rights, warrants and options under the Rights Offering plus the aggregate consideration, if any, payable on the exchange or conversion of the exchangeable or convertible securities issued upon exercise of such rights, warrants or options (assuming the exercise of all rights, warrants and options under the Rights Offering and assuming the exchange or conversion into Common Shares of all exchangeable or convertible securities issued upon exercise of such rights, warrants and options);

by

(B)	the Current Market Price of the Common Shares as of the record date for the Rights Offering.

The resulting product, adjusted to the nearest 1/100th, shall thereafter be the Exchange Basis until further adjusted in accordance with this Article 2. Any Common Shares owned by or held for the account of the Company or any of its subsidiaries or a partnership in which the Company is directly or indirectly a party to will be deemed not to be outstanding for the purpose of any computation. If, at the date of expiry of the rights, options or warrants subject to the Rights Offering, less than all the rights, options or warrants have been exercised, then the Exchange Basis shall be readjusted effective immediately after the date of expiry to the Exchange Basis which would have been in effect on the date of expiry if only the rights, options or warrants issued had been those exercised. If at the date of expiry of the rights of exchange or conversion of any securities issued pursuant to the Rights Offering less than all of such securities have been exchanged or converted into Common Shares, then the Exchange Basis shall be readjusted effective immediately after the date of expiry to the Exchange Basis which would have been in effect on the date of expiry if only the exchangeable or convertible securities issued had been those securities actually exchanged for or converted into Common Shares.

(3) If and whenever at any time after the date hereof and prior to the Time of Expiry the Company shall fix a record date for the issue or distribution to all or substantially all the holders of its outstanding Common Shares of:

(a)	shares of the Company of any class other than Common Shares; or

(b)	rights, options or warrants (other than rights, options or warrants issued pursuant to a Rights Offering) to acquire Common Shares or securities exchangeable for or convertible into Common Shares; or

(c)	evidences of indebtedness; or

(d)	cash, securities or any property or other assets,

and if such issuance or distribution does not constitute a Dividend Paid in the Ordinary Course, a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exchange Basis shall be adjusted effective immediately after the record date for the Special Distribution by multiplying the Exchange Basis in effect on such record date by a fraction:

(i)	the numerator of which shall be the number of Common Shares outstanding on such record date multiplied by the Current Market Price of the Common Shares on such record date, and

(ii)	the denominator of which shall be:

(A)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, less

(B)	the fair market value, as determined by action by the directors acting reasonably and in good faith (whose determination shall be conclusive), to the holders of the Common Shares of the shares, rights, options, warrants, evidences or indebtedness or property or other assets issued or distributed in the Special Distribution, provided that no such adjustment shall be made if the result of such adjustment would be to decrease the Exchange Basis in effect immediately before such record date. The resulting product, adjusted to the nearest 1/100th, shall thereafter be the Exchange Basis until further adjusted as provided in this Article 2. Any shares owned by or held for the account of the Company or its subsidiaries or a partnership of which the Company is directly or indirectly a party to shall be deemed not to be outstanding for the purpose of any such computation.

(4) If and whenever at any time after the date hereof and prior to the Time of Expiry there shall be a reclassification of Common Shares at any time outstanding or change of the Common Shares into other shares or into other securities (other than a Common Share Reorganization), or a consolidation, amalgamation, plan of arrangement or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation, plan of arrangement or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares), or a transfer (other than to a Subsidiary) of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity (any of such events being herein called a “Capital Reorganization”), any Warrantholder who thereafter shall exercise his right to receive Common Shares pursuant to Warrant(s) shall be entitled to receive, and shall accept in lieu of the number of Subject Securities to which such holder was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property which such holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date or record date thereof, as the case may be, the Warrantholder had been the registered holder of the number of Subject Securities to which such holder was theretofore entitled upon exercise. If appropriate, adjustments shall be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Article 2 with respect to the rights and interests thereafter of Warrantholders to the end that the provisions set forth in this Article 2 shall thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise of any Warrant. Any such adjustment shall be made by and set forth in an indenture supplemental hereto approved by the directors and by the Warrant Agent and entered into pursuant to the provisions of this Indenture and shall for all purposes be conclusively deemed to be an appropriate adjustment.

(5) Forthwith upon the occurrence of any of the events referred to in the preceding subsections above, the Company shall:

(a)	file with the Warrant Agent a certificate of the Company specifying the required adjustment; and

(b)	give notice to the Warrantholders of the required adjustment.

(6) Any adjustment to the Exchange Basis as set forth herein shall also include a corresponding adjustment to the Exercise Price which shall be calculated by multiplying the Exercise Price by a fraction: (i) the numerator of which shall be the Exchange Basis prior to the adjustment, and (ii) the denominator of which shall be the Exchange Basis after the adjustment.

2.13	Rules Regarding Calculation of Adjustment of Exchange Basis

For the purposes of section 2.12:

(1) The adjustments provided for in section 2.12 shall be cumulative and such adjustments shall be made successively whenever an event referred to therein shall occur, subject to the following subsections of this section 2.13.

(2) If the purchase price provided for in any Rights Offering (the “Rights Offering Price”) is decreased, the Exchange Basis shall forthwith be changed so as to increase the Exchange Basis to such Exchange Basis as would have been obtained had the adjustment to the Exchange Basis made pursuant to subsection 2.12(2) upon the issuance of such Rights Offering been made upon the basis of the Rights Offering Price as so decreased, provided that the provisions of this subsection shall not apply to any decrease in the Rights Offering Price resulting from provisions in any such Rights Offering designed to prevent dilution if the event giving rise to such decrease in the Rights Offering Price itself requires an adjustment to the Exchange Basis pursuant to the provisions of section 2.12.

(3) No adjustment in the Exchange Basis shall be required unless such adjustment would result in a change of at least one-one hundredth of a Common Share based on the prevailing Exchange Basis provided, however, that any adjustments which, except for the provisions of this subsection would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment.

(4) No adjustment in the Exchange Basis shall be made in respect of any event described in section 2.12, other than the events referred to in paragraphs (b) and (c) of subsection (1) thereof, if Warrantholders are entitled to participate in such event on the same terms, mutatis mutandis, as if Warrantholders had exercised their Warrants prior to or on the effective date or record date of such event.

(5) No adjustment in the Exchange Basis shall be made pursuant to section 2.12 in respect of the issue from time to time of Common Shares purchasable on exercise of the Warrants or in respect of the issue from time to time of a Dividend Paid in the Ordinary Course of Common Shares to holders of Common Shares who exercise an option or election to receive substantially equivalent dividends in Common Shares in lieu of receiving a cash dividend, and any such issue shall be deemed not to be a Common Share Reorganization.

(6) If a dispute shall at any time arise with respect to adjustments provided for in section 2.12, such dispute shall, absent manifest error, be conclusively determined by the Company’s Auditors, or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors and any further determination, absent manifest error, shall be binding upon the Company, the Warrant Agent and the Warrantholders.

(7) If the Company shall set a record date to determine the holders of the Common Shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such shareholders of any such dividend, distribution, or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution, or subscription or purchase rights, then no adjustment in the Exchange Basis shall be required by reason of the setting of such record date.

(8) In the absence of a resolution of the directors fixing a record date for a Rights Offering or Special Distribution, the Company shall be deemed to have fixed as the record date therefor the date on which the Rights Offering or Special Distribution is effected.

(9) As a condition precedent to the taking of any action which would require any adjustment in any of the subscription rights pursuant to any of the Warrants, including the Exchange Basis, the Company shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Company have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non assessable all the shares or other securities which all the holders of such Warrants are entitled to receive on the exercise of all the subscription rights attaching thereto in accordance with the provisions thereof.

(10) In case the Company, after the date hereof, shall take any action affecting any Common Shares, other than action described in section 2.12, which in the opinion of the directors acting reasonably and in good faith would materially affect the rights of Warrantholders, the Exchange Basis shall be adjusted in such manner, if any, and at such time, as the directors, in their sole discretion acting reasonably and in good faith, may reasonably determine to be equitable in the circumstances. Failure of the taking of action by the directors so as to provide for an adjustment in the Exchange Basis prior to the effective date of any action by the Company affecting the Common Shares shall be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.

(11) The Warrant Agent shall be entitled to act and rely on any adjustment calculations by the Company or the Company’s Auditors.

2.14	Postponement of Subscription

In any case where the application of section 2.12 results in an increase in the number of Subject Securities that are issuable upon exercise of the Warrants taking effect immediately after the record date for a specific event, if any Warrant is exercised after that record date and prior to completion of the event, the Company may postpone the issuance to the holder of the Warrant of the Subject Securities to which he is entitled by reason of such adjustment but such Subject Securities shall be so issued and delivered to that holder upon completion of that event, with the number of such Subject Securities calculated on the basis of the number of Subject Securities on the date that the Warrant was exercised adjusted for completion of that event and the Company shall deliver to the person or persons in whose name or names the Subject Securities are to be issued an appropriate instrument evidencing the right of such person or persons to receive such Subject Securities and the right to receive any dividends or other distributions which, but for the provisions of this section, such person or persons would have been entitled to receive in respect of such Subject Securities from and after the date that the Warrant was exercised in respect thereof.

2.15	Notice of Adjustment

(1) At least seven days prior to the effective date or record date, as the case may be, of any event that requires or might require adjustment pursuant to section 2.12, the Company shall:

(a)	file with the Warrant Agent a certificate of the Company specifying the particulars of such event (including the record date or the effective date for such event) and, if determinable, the required adjustment and the computation of such adjustment; and

(b)	give notice to the Warrantholders of the particulars of such event (including the record date or the effective date for such event) and, if determinable, the required adjustment.

(2) In case any adjustment for which a notice in subsection 2.15(1) has been given is not then determinable, the Company shall promptly after such adjustment is determinable:

(a)	file with the Warrant Agent a computation of such adjustment; and

(b)	give notice to the Warrantholders of the adjustment.

(3) The Warrant Agent may, absent manifest error, act and rely upon certificates and other documents filed by the Company pursuant to this section for all purposes of the adjustment.

2.16	No Action after Notice

The Company covenants with the Warrant Agent that it will not take any other corporate action that might deprive the holder of a Warrant of the opportunity of exercising the rights of acquisition pursuant thereto during the period of seven days after the giving of the notice set forth in subparagraph (1)(b) of section 2.15 hereof.

2.17	Purchase of Warrants for Cancellation

The Company may, at any time and from time to time, purchase Warrants by invitation for tender, by private contract or otherwise (which shall include a purchase through an investment dealer or firm holding membership on a Canadian stock exchange) on such terms as the Company may determine. All Warrants purchased pursuant to the provisions of this section 2.17 shall be forthwith delivered to, cancelled and destroyed by the Warrant Agent and shall not be reissued. If required by the Company, the Warrant Agent shall furnish the Company with a certificate as to such destruction.

2.18	Optional Purchases by the Company

Subject to applicable law, the Company may from time to time purchase on any stock exchange, in the open market, by private agreement or otherwise any of the Warrants. Any such purchase shall be made at the lowest price or prices at which, in the opinion of the directors, such Warrants are then obtainable, plus reasonable costs of purchase, and may be made in such manner, from such persons, and on such other terms as the Company in its sole discretion may determine. The Warrant Certificates representing the Warrants purchased pursuant to this section 2.18 shall forthwith be delivered to and cancelled by the Warrant Agent. If required by the Company, the Warrant Agent shall furnish the Company with a certificate as to such destruction.

2.19	Protection of Warrant Agent

Subject to Article 8, the Warrant Agent shall not:

(a)	at any time be under any duty or responsibility to any registered holder of Warrants to determine whether any facts exist that may require any adjustment contemplated by this Article 2, nor to verify the nature and extent of any such adjustment when made or the method employed in making the same;

(b)	be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver the Subject Securities or certificates evidencing the same upon the surrender of any Warrants for the purpose of the exercise of such rights or to comply with any of the covenants contained in this Article 2; or

(c)	incur any liability or responsibility whatsoever or be in any way responsible for the consequence of any breach on the part of the Company of any of the representations, warranties or covenants of the Company or any acts or deeds of the agents or servants of the Company.

2.20	Legended Warrant Certificates

(1) The Warrant Agent understands and acknowledges that the Warrants and the Common Shares issuable upon exercise of the Warrants have not been registered under the U.S. Securities Act.

(2) Each Warrant Certificate originally issued to a U.S. Person, a person in the United States or a person for the account or benefit of a U.S. Person or a person in the United States, the certificates evidencing the Common Shares issued upon exercise of such Warrants and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT

PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. AT ANY TIME THE COMPANY IS A “FOREIGN ISSUER” AS DEFINED IN RULE 902 UNDER THE 1933 ACT, A NEW CERTIFICATE, BEARING NO LEGEND, THE DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY” MAY BE OBTAINED FROM THE COMPANY’S TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN FORM SATISFACTORY TO THE COMPANY AND THE COMPANY’S TRANSFER AGENT TO THE EFFECT THAT THE SALE OF THE SECURITIES IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT AT A TIME WHEN THE COMPANY IS A “FOREIGN ISSUER” AS DEFINED IN RULE 902 UNDER THE 1933 ACT.”

provided that if, such Warrants or Common Shares are being sold in compliance with the requirements of Rule 904 of Regulation S and in compliance with Canadian local laws and regulations, and provided that the Corporation is a “foreign issuer” within the meaning of Regulation S at the time of sale, any such legend may be removed by providing a declaration to the Transfer Agent to the effect set forth in Schedule “B” hereto (or as the Company may reasonably prescribe from time to time) together with, if required by the Company, a reasonably acceptable broker’s declaration; and provided, further, that if any such Warrants or Common Shares are being sold pursuant to Rule 144 of the U.S. Securities Act, the legend may be removed by delivery to the Transfer Agent and the Company of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws. The Warrant Agent shall, upon receipt of the executed form of “Declaration for Removal of Legend” as set forth in Schedule “B” hereto, issue a new certificate within five Business Days thereof;

(3) If a Warrant Certificate or Common Share certificate issued with respect to an exercise of Warrants is tendered for transfer and bears the legend set forth in paragraph 2.20(2) hereof and the holder thereof has not obtained the prior written consent of the Company, the Warrant Agent or the Transfer Agent, the Warrant Agent

shall not register such transfer unless the holder complies with the requirements of the said paragraph 2.20(2) hereof.

(4) Each Warrant Certificate originally issued, prior to the date that is twelve months and one day after the IPO Completion Date, to every Warrantholder as well as all certificates issued in exchange for or in substitution of the Warrant Certificates shall bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE THE EARLIER OF (i) THE DATE THAT IS TWELVE MONTHS AND A DAY AFTER THE DATE THE ISSUER FIRST BECAME A REPORTING ISSUER IN ANY OF ALBERTA, BRITISH COLUMBIA, MANITOBA, NOVA SCOTIA, ONTARIO, QUEBEC AND SASKATCHEWAN, IF THE ISSUER IS A SEDAR FILER; AND (ii) THE DATE THAT IS TWELVE MONTHS AND A DAY AFTER THE LATER OF (A) THE DISTRIBUTION DATE, AND (B) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN THE LOCAL JURISDICTION OF THE PURCHASER OF THE SECURITIES THAT ARE THE SUBJECT OF THE TRADE.”

provided that if, at any time, in the opinion of counsel to the Company, such legends are no longer necessary or advisable or should be changed under any Securities Laws, or the holder of any such legended certificate, at the holder’s expense, provides the Company with evidence satisfactory in form and substance to the Company (which may include an opinion of counsel satisfactory to the Company) to the effect that such legends are not required, such legended certificate may thereafter be surrendered to the Company in exchange for a certificate which does not bear such legend.

(5) The Warrant Agent shall have no obligation to ensure or to verify compliance with any applicable laws or regulatory requirements on the issue, exercise or transfer of any Warrants or any Common Shares issuable upon the exercise of a Warrant, provided that such issue, exercise or transfer, as the case may be, is effected in accordance with the terms of this Indenture. The Warrant Agent shall be entitled to process all proffered transfers and exercises of Warrants upon the presumption that such transfers or exercises are permissible pursuant to all applicable laws and regulatory requirements. The Warrant Agent may assume for the purposes of this Indenture that any address on the register of the Warrant holders is the holder’s actual address. The Warrant Agent shall have no obligation to ensure that legends appearing on Warrants Certificates or certificates representing Common Shares issued upon the exercise of Warrants comply with regulatory requirements or securities laws of any applicable jurisdiction. Unless and until it is advised in writing by the Company or its counsel that the Company is no longer a “foreign issuer” as defined in rule 962 under the U.S. Securities Act, the Warrant Agent shall be entitled to assume that the Company is a “foreign issuer” as defined in rule 962 under the U.S. Securities Act.

ARTICLE 3

EXERCISE OF WARRANTS

3.1	Method of Exercise of Warrants

(1) The registered holder of any Warrant may exercise the rights thereby conferred on him to acquire all or any part of the Subject Securities to which such Warrant entitles the holder, by surrendering the Warrant Certificate representing such Warrants to the Warrant Agent at any time on or before the Time of Expiry at its principal stock transfer office in the City of Toronto, Ontario (or at such additional place or places as may be decided by the Company from time to time with the approval of the Warrant Agent), with (i) a duly completed and executed subscription of the registered holder or his executors, or administrators or other legal representative or his attorney duly appointed by an instrument in writing in the form and manner satisfactory to the Warrant Agent, substantially in the form set out in Schedule “A” attached hereto specifying the number of Common Shares subscribed for; and (ii) a certified cheque, bank draft or money order in lawful money of the United States, payable to or to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Subject Securities subscribed for. A Warrant Certificate with the duly completed and executed subscription and payment of the Exercise Price shall be deemed to be surrendered only upon personal delivery thereof to, or if sent by mail or other means of transmission upon actual receipt thereof by, the Warrant Agent.

(2) Any subscription referred to in subsection 3.1(1) shall be signed by the Warrantholder, shall specify the person(s) in whose name such Subject Securities are to be issued, the address(es) of such person(s) and the number of Subject Securities to be issued to each person, if more than one is so specified. If any of the Subject Securities subscribed for are to be issued to a person(s) other than the Warrantholder, the signatures set out in the subscription referred to in subsection 3.1(1) shall be guaranteed by a Canadian chartered bank, a Canadian trust company or by a medallion signature guaranteed from a member of a recognized Signature Medallion Guarantee Program and the Warrantholder shall pay to the Company all applicable transfer or similar taxes and the Company shall not be required to issue or deliver certificates evidencing Subject Securities unless or until such Warrantholder shall have paid to the Company or the Warrant Agent on behalf of the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or that no tax is due.

(3) If, at the time of exercise of the Warrants, in accordance with the provisions of subsection 3.1(1), there are any trading restrictions on the Subject Securities pursuant to applicable securities legislation or stock exchange requirements, the Company shall, on the advice of counsel, endorse any certificates representing the Subject Securities to such effect. The Warrant Agent is entitled to assume compliance with all applicable securities legislation unless otherwise notified in writing by the Company.

3.2	No Fractional Shares

Under no circumstances shall the Company be obliged to issue any fractional Common Shares or any cash or other consideration in lieu thereof upon the exercise of one or more Warrants. To the extent that the holder of one or more Warrants would otherwise have been entitled to receive on the exercise or partial exercise thereof a fraction of a Common Share, that holder may exercise that right in respect of the fraction only in combination with another Warrant or Warrants that in the aggregate entitle the holder to purchase a whole number of Common Shares.

3.3	Effect of Exercise of Warrants

(1) Upon compliance by the Warrantholder with the provisions of section 3.1, the Subject Securities subscribed for shall be deemed to have been issued and the person to whom such Subject Securities are to be issued shall be deemed to have become the holder of record of such Subject Securities on the Exercise Date unless the transfer registers of the Company for the Common Shares shall be closed on such date, in which case the Subject Securities subscribed for shall be deemed to have been issued and such person shall be deemed to have become the holder of record of such Subject Securities on the date on which such transfer registers are reopened.

(2) Within three Business Days following the due exercise of a Warrant pursuant to section 3.1 and forthwith after the Time of Expiry, the Warrant Agent shall deliver to the Company a notice setting forth the particulars of all Warrants exercised, if any, and the persons in whose names the Subject Securities are to be issued (as applicable) and the addresses of such holders of the Subject Securities.

(3) Within five Business Days of the due exercise of a Warrant pursuant to section 3.1, the Transfer Agent shall mail to the person in whose name the Subject Securities so subscribed for are to be issued, as specified in the subscription completed on the Warrant Certificate, at the address specified in such subscription, a certificate or certificates for the Subject Securities to which the Warrantholder is entitled and, if applicable, shall cause the Warrant Agent to mail a Warrant Certificate representing any Warrants not then exercised, to the address specified in such subscription.

(4) Certificates evidencing the Common Shares, issued prior to the IPO Completion Date, shall bear the following legend:

““UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE THE EARLIER OF (i) THE DATE THAT IS TWELVE MONTHS AND A DAY AFTER THE DATE THE ISSUER FIRST BECAME A REPORTING ISSUER IN ANY OF ALBERTA, BRITISH COLUMBIA, MANITOBA, NOVA SCOTIA, ONTARIO, QUEBEC AND SASKATCHEWAN, IF THE ISSUER IS A SEDAR FILER; AND (ii) THE DATE THAT IS

TWELVE MONTHS AND A DAY AFTER THE LATER OF (A) THE DISTRIBUTION DATE, AND (B) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN THE LOCAL JURISDICTION OF THE PURCHASER OF THE SECURITIES THAT ARE THE SUBJECT OF THE TRADE.”

provided that, if at any time, in the opinion of counsel to the Company, such legend is no longer necessary or advisable or should be changed under any such securities laws, or the holder of any such legended certificate, at the holder’s expense, provides the Company with evidence satisfactory in form and substance to the Company (which may include an opinion of counsel satisfactory to the Company) to the effect that such legend is not required such legended certificate may thereafter be surrendered to the Company in exchange for a certificate which does not bear such legend.

3.4	Cancellation of Warrant Certificates

All Warrant Certificates surrendered to the Warrant Agent pursuant to sections 2.6, 2.8(2), 2.10 or 3.1 shall be cancelled by the Warrant Agent and the Warrant Agent shall record the cancellation of such Warrant Certificates on the register of holders maintained by the Warrant Agent pursuant to subsection 2.8(1). The Warrant Agent shall, if required by the Company, furnish the Company with a certificate identifying the Warrant Certificates so cancelled. All Warrants represented by Warrant Certificates that have been duly cancelled shall be without further force or effect whatsoever.

3.5	Subscription for less than Entitlement

The holder of any Warrant may subscribe for and purchase a whole number of Subject Securities that is less than the number that the holder is entitled to purchase pursuant to a surrendered Warrant Certificate. In such event, the holder thereof shall be entitled to receive a new Warrant Certificate in respect of the balance of Subject Securities that such holder was entitled to purchase pursuant to the surrendered Warrant Certificate and that were not then purchased, such new Warrant Certificate to contain the same legend as provided for in section 2.20, if applicable.

3.6	Expiration of Warrant

After the Time of Expiry, all rights under any Warrant in respect of which the right of subscription and purchase herein and therein provided for, which have not theretofore been exercised, shall wholly cease and terminate and such Warrant shall be void and of no effect.

3.7	Prohibition on Exercise by U.S. Persons; Exception

(1) Warrants may not be exercised in the United States or by or on behalf of a U.S. Person unless an exemption is available from the registration requirements of the U.S. Securities Act and applicable state securities laws and the holder of the Warrants has furnished an opinion of counsel of recognized standing in form and substance satisfactory to the Company to such effect; provided that an Accredited Investor, that purchased Units in the Company’s private placement of Units in the United States will not be required to deliver an opinion of counsel in connection with the exercise of Warrants that were received upon the exercise of Special Warrants that were a part of the Units.

(2) Any holder which exercises a Warrant shall provide to the Company either:

(a)	a written certification that such holder (a) at the time of exercise of the Warrant is not in the United States; (b) is not a U.S. Person and is not exercising the Warrant, on behalf of a U.S. Person; and (c) did not execute or deliver the exercise form for the Warrant in the United States;

(b)	a written certification that the holder (a) purchased the Warrant directly from the Company pursuant to the exercise of a Special Warrant purchased pursuant to a written subscription agreement for the purchase of Units; (b) is exercising the Warrant solely for its own account and not on behalf of any other person; and (c) was an Accredited Investor, both on the date the Units were purchased from the Company and on the date of exercise of the Warrant; or

(c)	a written opinion of counsel of recognized standing in form and substance satisfactory to the Company to the effect that an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available for the issuance of the Common Shares issuable on exercise of the Warrants.

(3) No certificates representing Common Shares will be registered or delivered to an address in the United States unless the holder of Warrants complies with the requirements of section 3.7(2)(b) or (c) above.

3.8	Notice of IPO Completion Date

The Company shall provide the Warrant Agent with written notice of the IPO Completion Date. The Warrant Agent shall not be deemed to have notice of the IPO Completion Date until it has received written notice thereof.

ARTICLE 4

COVENANTS FOR WARRANTHOLDERS’ BENEFIT

4.1	General Covenants of the Company

The Company covenants with the Warrant Agent for the benefit of the Warrant Agent and the Warrantholders that so long as this indenture has not been terminated pursuant to section 1.9 hereof:

(1) The Company will at all times use its best efforts to maintain its existence and carry on and conduct its business in a prudent manner in accordance with industry standards and good business practice, will keep or cause to be kept proper books of account in accordance with applicable law and will, if and whenever required in writing by the Warrant Agent, file with the Warrant Agent copies of all annual statements of the Company furnished to its shareholders during the term of this Indenture.

(2) The Company will reserve and keep available a sufficient number of Subject Securities for issuance upon the exercise of Warrants issued or to be issued by the Company.

(3) The Company will cause the Subject Securities from time to time subscribed for pursuant to the Warrants issued by the Company hereunder, in the manner herein provided, to be duly issued in accordance with the Warrants and the terms hereof.

(4) The Company will cause the certificates representing the Subject Securities from time to time to be acquired pursuant to the exercise of the Warrants in the manner herein provided, to be duly issued and delivered in accordance with the Warrants and the terms thereof and hereof.

(5) All Subject Securities that shall be issued by the Company upon exercise of the rights provided for herein, upon payment of the Exercise Price, shall be issued as fully paid and non-assessable shares.

(6) The Company will well and truly perform and carry out all the acts and things to be done by it as provided in this Indenture.

(7) Following the completion of an IPO by the Company, the Company will provide to each Warrantholder copies of all financial statements sent to registered holders of Common Shares from the date hereof and while any Warrants remain outstanding.

(8) The Company will promptly advise the Warrant Agent and the Warrantholders in writing of any material default by the Company under the terms of this Indenture.

4.2	Securities Qualification Requirements

(1) If, in the opinion of counsel, any instrument is required to be filed with, or any permission, order or ruling is required to be obtained from, any securities administrator, regulator, agency or governmental authority or any other step is required under any federal or provincial law of Canada or federal or state law in the United States before the Subject Securities may be issued or delivered to a Warrantholder or resold by such Warrantholder, the Company covenants that it will use its best efforts to file such instrument, obtain such permission, order or ruling or take all such other actions, at its expense, as is required or appropriate in the circumstances.

(2) The Company or, upon the written direction of the Company, the Warrant Agent will give written notice of the issue of Subject Securities pursuant to the exercise of Warrants, in such detail as may be required, to each securities administrator in each jurisdiction in which there is legislation requiring the giving of any such notice.

4.3	Warrant Agent’s Remuneration and Expenses

The Company covenants that it will pay to the Warrant Agent from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Warrant Agent upon its request for all reasonable expenses and disbursements of the Warrant Agent in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its counsel and all other advisers, experts, accountants and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Warrant Agent hereunder shall be finally and fully performed, except any such expense or disbursement in connection with or related to or required to be made as a result of the gross negligence, wilful misconduct or bad faith of the Warrant Agent.

4.4	Performance of Covenants by Warrant Agent

Subject to section 8.7, if the Company shall fail to perform any of its covenants contained in this Indenture and the Company has not rectified such failure within 25 Business Days after receiving written notice from the Warrant Agent of such failure, the Warrant Agent may notify the Warrantholders of such failure on the part of the Company or may itself perform any of the said covenants capable of being performed by it, but shall be under no obligation to perform said covenants or to notify the Warrantholders. All reasonable sums expended or disbursed by the Warrant Agent in so doing shall be repayable as provided in section 4.3. No such performance, expenditure or advance by the Warrant Agent shall be deemed to relieve the Company of any default hereunder or of its continuing obligations under the covenants herein contained.

ARTICLE 5

ENFORCEMENT

5.1	Suits by Warrantholders

Subject to section 6.10, all or any of the rights conferred upon a Warrantholder by the terms of the Warrants held by such Warrantholder and/or this Indenture may be enforced by such Warrantholder by appropriate legal proceedings but without prejudice to the right that is hereby conferred upon the Warrant Agent to proceed in its own name to enforce each and all of the provisions herein contained for the benefit of the holders of the Warrants from time to time outstanding. The Warrant Agent shall also have the power at any time and from time to time to institute and to maintain such suits and proceedings as it may reasonably be advised shall be necessary or advisable to preserve and protect its interests and the interests of the Warrantholders.

ARTICLE 6

MEETINGS OF WARRANTHOLDERS

6.1	Right to Convene Meetings

The Warrant Agent may on receipt of a written request of the Company or of a Warrantholders’ Request, convene a meeting of the Warrantholders provided that the Warrant Agent has been provided with sufficient funds and is indemnified to its reasonable satisfaction by the Company or by the Warrantholders signing such Warrantholders’ Request against the costs, charges, expenses and liabilities that may be incurred in connection with the calling and holding of such meeting. If within 15 Business Days after the receipt of a written request of the Company or a Warrantholders’ Request, funding and indemnity given as aforesaid the Warrant Agent fails to give the requisite notice specified in section 6.2 to convene a meeting, the Company or such Warrantholders, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Toronto, Ontario or at such other place as may be approved or determined by the Warrant Agent.

6.2	Notice

At least 14 days prior notice of any meeting of Warrantholders shall be given to the Warrantholders at the expense of the Company (if the Company has requested a meeting) in the manner provided for in section 9.2 and a copy of such notice shall be delivered to the Warrant Agent unless the meeting has been called by it, and to the Company unless the meeting has been called by it. Such notice shall state the time and place of the meeting, the general nature of the business to be transacted and shall contain such information as is reasonably necessary to enable the Warrantholders to make a reasoned decision on the matter, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article 6. The notice convening any such meeting may be signed by an appropriate officer of the Warrant Agent or of the Company or the person designated by such Warrantholders, as the case may be.

6.3	Chairman

The Warrant Agent may nominate in writing an individual (who need not be a Warrantholder) to be chairman of the meeting and if no individual is so nominated, or if the individual so nominated is not present within 15 minutes after the time fixed for the holding of the meeting, the Warrantholders present in person or by proxy shall appoint an individual present to be chairman of the meeting. The chairman of the meeting need not be a Warrantholder.

6.4	Quorum

Subject to the provisions of section 6.11, at any meeting of the Warrantholders a quorum shall consist of two Warrantholders present in person or represented by proxy and representing at least 20% of the aggregate number of Warrants then outstanding. If a quorum of the Warrantholders shall not be present within one-half hour from the time fixed for holding any meeting, the meeting, if summoned by the Warrantholders or on a Warrantholders’ Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day in which case it shall be adjourned to the next Business Day thereafter) at the same time and place to the extent possible and, subject to the provisions of section 6.11, no notice of the adjournment need be given. Any business may be brought before or dealt with at an adjourned meeting that might have been dealt with at the original meeting in accordance with the notice calling the same. At the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum and may transact the business for which the meeting was originally convened, notwithstanding that they may not represent at least 20% of the aggregate number of Warrants then outstanding. No business shall be transacted at any meeting unless a quorum is present at the commencement of the meeting.

6.5	Power to Adjourn

The chairman of any meeting at which a quorum of the Warrantholders is present may, with the consent of the meeting, adjourn any such meeting, and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

6.6	Show of Hands

Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an extraordinary resolution shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

6.7	Poll and Voting

On every extraordinary resolution, and when demanded by the chairman or by one or more of the Warrantholders acting in person or by proxy on any other question submitted to a meeting and after a vote by show of hands, a poll shall be taken in such manner as the chairman shall direct. Questions other than those required to be determined by extraordinary resolution shall be decided by a majority of the votes cast on the poll. On a show of hands, every person who is present and entitled to vote, whether as a Warrantholder or as proxy for one or more absent Warrantholders, or both, shall have one vote. On a poll, each Warrantholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each whole Warrant then held by him. A proxy need not be a Warrantholder. The chairman of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Warrants, if any, held or represented by him.

6.8	Regulations

Subject to the provisions of this Indenture, the Warrant Agent or the Company with the approval of the Warrant Agent may from time to time make and from time to time vary such regulations as it shall consider necessary or appropriate:

(a)	for the deposit of instruments appointing proxies at such place and time as the Warrant Agent, the Company or the Warrantholders convening the meeting, as the case may be, may direct in the notice convening the meeting;

(b)	for the deposit of instruments appointing proxies at some approved place other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed, faxed, cabled or telegraphed before the meeting to the Company or to the Warrant Agent at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

(c)	for the form of instrument appointing a proxy and the manner in which the form of proxy may be executed; and

(d)	generally for the calling of meetings of Warrantholders and the conduct of business thereat including setting a record date for Warrantholders entitled to receive notice of or to vote at such meeting.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as a

Warrantholder, or be entitled to vote or be present at the meeting in respect thereof (subject to section 6.9), shall be Warrantholders or persons holding proxies of Warrantholders.

6.9	Company, Warrant Agent and Warrantholders may be Represented

The Company and the Warrant Agent, by their respective directors, officers and employees, counsel for each of the Company and the Warrant Agent and counsel for the Warrantholders may attend any meeting of the Warrantholders and speak thereat but shall not be entitled to vote as such unless in their capacities as Warrantholders.

6.10	Powers Exercisable by Extraordinary Resolution

In addition to all other powers conferred upon them by any other provisions of this Indenture or by law, the Warrantholders at a meeting shall have the power, exercisable from time to time by extraordinary resolution:

(a)	to agree with the Company to any modification, alteration, compromise or arrangement of the rights of Warrantholders and/or the Warrant Agent in its capacity as Warrant Agent hereunder (subject to the Warrant Agent’s approval) or on behalf of the Warrantholders against the Company, whether such rights arise under this Indenture or the Warrants or otherwise;

(b)	to amend or repeal any extraordinary resolution previously passed or sanctioned by the Warrantholders;

(c)	to direct or authorize the Warrant Agent (subject to the Warrant Agent receiving funding and indemnity) to enforce any of the covenants on the part of the Company contained in this Indenture or the Warrants or to enforce any of the rights of the Warrantholders in any manner specified in such extraordinary resolution or to refrain from enforcing any such covenant or right;

(d)	to waive, authorize and direct the Warrant Agent to waive any default on the part of the Company in complying with any provisions of this Indenture or the Warrants either unconditionally or upon any conditions specified in such extraordinary resolution;

(e)	to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Company for the enforcement of any of the covenants on the part of the Company contained in this Indenture or the Warrants or to enforce any of the rights of the Warrantholders;

(f)	to direct any Warrantholder who, as such, has brought any suit, action or proceeding to stay or discontinue or otherwise deal with any such suit, action or proceeding, upon payment of the costs, charges and expenses reasonably and properly incurred by such Warrantholder in connection therewith;

(g)	to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with the holders of any shares or securities of the Company, wherever such assent may be required; and

(h)	from time to time and at any time to remove the Warrant Agent and appoint a successor Warrant Agent.

6.11	Meaning of “Extraordinary Resolution”

(1) The expression “extraordinary resolution” when used in this Indenture means, subject as hereinafter in this section 6.11 and in section 6.14 provided, a resolution proposed at a meeting of Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article 6 at which there are present in person or by proxy Warrantholders representing at least 20% of the aggregate number of all the then outstanding Warrants and passed by the affirmative votes of Warrantholders representing not less than 66 2/3% of the aggregate number of all the then outstanding Warrants represented at the meeting and voted on the poll upon such resolution.

(2) If, at any meeting called for the purpose of passing an extraordinary resolution, Warrantholders representing at least 20% of the aggregate number of all the then outstanding Warrants are not present in person or by proxy within one-half hour after the time appointed for the meeting, then the meeting, if convened by Warrantholders or on a Warrantholders’ Request, shall be dissolved; but in any other case it shall stand adjourned to such day, being not less than ten Business Days later, and to such place and time as may be appointed by the chairman. Not less than three Business Days prior notice shall be given of the time and place of such adjourned meeting in the manner provided in sections 9.1, 9.2 and 9.3. Such notice shall state that at the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in subsection 6.11(1) shall be an extraordinary resolution within the meaning of this Indenture notwithstanding that Warrantholders representing at least 20% of all the then outstanding Warrants are not present in person or represented by proxy at such adjourned meeting.

(3) Votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

6.12	Powers Cumulative

It is hereby declared and agreed that any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Warrantholders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Warrantholders to exercise such powers or combination of powers then or thereafter from time to time.

6.13	Minutes

Minutes of all resolutions and proceedings at every meeting of Warrantholders as aforesaid shall be made and duly entered in books to be provided for that purpose by the Company and any minutes as aforesaid, if signed by the chairman of the meeting at which resolutions were passed or proceedings held, or by the chairman of the next succeeding meeting of the Warrantholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been duly convened and held, and all resolutions passed thereat or proceedings taken, to have been duly passed and taken.

6.14	Instruments in Writing

All actions that may be taken and all powers that may be exercised by the Warrantholders at a meeting held as provided in this Article 6 also may be taken and exercised by Warrantholders representing at least 66 2/3% of the aggregate number of all the then outstanding Warrants by an instrument in writing signed in one or more counterparts by such Warrantholders in person or by attorney duly appointed in writing, and the expression “extraordinary resolution” when used in this Indenture shall include an instrument so signed.

6.15	Binding Effect of Resolutions

Every resolution and every extraordinary resolution passed in accordance with the provisions of this Article 6 at a meeting of Warrantholders shall be binding upon all the Warrantholders, whether present at or absent from such meeting, and every instrument in writing signed by Warrantholders in accordance with section 6.14 shall be binding upon all the Warrantholders, whether signatories thereto or not, and each and every Warrantholder and the Warrant Agent (subject to the provisions for indemnity herein contained) shall be bound to give effect accordingly to every such resolution and instrument in writing. In the case of an instrument in writing, the Warrant Agent shall give notice in the manner contemplated in sections 9.1 and 9.2 of the effect of the instrument in writing to all Warrantholders and the Company forthwith upon receipt of the written instrument.

6.16	Holdings by the Company or Subsidiaries of the Company Disregarded

(1) In determining whether Warrantholders are present at a meeting of Warrantholders for the purpose of determining a quorum or have concurred in any consent, waiver, extraordinary resolution, Warrantholders’ Request or other action under this Indenture, Warrants owned legally or beneficially by the Company or any subsidiary of the Company or in partnership of which the Company is directly or indirectly a party to shall be disregarded.

(2) For the purposes of disregarding any Warrants owned legally or beneficially by the Company or any Subsidiary or any partnership of which the Company is directly or indirectly a party to or any other affiliate of the Company in subsection 6.16(1), the Company shall provide to the Warrant Agent, from time to time and upon request, a certificate of the Company setting forth as at the date of such certificate:

(a)	the names (other than the name of the Company) of the registered holders of Warrants, which Warrants, to the knowledge of the Company, are owned by or held for the account of the Company or any Subsidiary or a partnership of which the Company is directly or indirectly a party to or any other affiliate of the Company; and

(b)	the number of Warrants owned legally and beneficially by the Company or any Subsidiary or a partnership of which the Company is directly or indirectly a party to or any other affiliate of the Company;

and the Warrant Agent in making the determination in subsection 6.16(1) shall be entitled to rely on such certificate.

ARTICLE 7

SUPPLEMENTAL INDENTURES AND SUCCESSOR COMPANIES

7.1	Provision for Supplemental Indentures for Certain Purposes

From time to time the Company (if properly authorized by its directors) and the Warrant Agent may, subject to the provisions of this Indenture, and they shall when so directed hereby, execute and deliver by their proper officers, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

(a)	providing for the issuance of additional Warrants hereunder and any consequential amendments hereto as may be required by the Warrant Agent, and as directed by the Company;

(b)	setting forth adjustments in the application of Article 2;

(c)	adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of counsel are necessary or advisable, provided that the same are not in the opinion of the Warrant Agent, relying on the advice of counsel, prejudicial to the interests of the Warrantholders as a group;

(d)	making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder provided that such provisions are not, in the opinion of the Warrant Agent, relying on the advice of counsel, prejudicial to the interests of the Warrantholders as a group;

(e)	giving effect to any extraordinary resolution passed as provided in Article 6;

(f)	adding to or amending the provisions hereof in respect of the transfer of Warrants, making provision for the exchange of Warrants and making any modification in the form of the Warrant Certificate that does not affect the substance thereof;

(g)	amending any of the provisions of this Indenture or relieving the Company from any of the obligations, conditions or restrictions herein contained, provided that no such amendment or relief shall be or become operative or effective if, in the opinion of the Warrant Agent, relying on the advice of counsel, such amendment or relief impairs any of the rights of the Warrantholders as a group or of the Warrant Agent, and provided further that the Warrant Agent may in its sole discretion decline to enter into any supplemental indenture that in its opinion may not afford adequate protection to the Warrant Agent when the same shall become operative; and

(h)	for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors or omissions herein, provided that, in the opinion of the Warrant Agent, relying on the advice of counsel, the rights of the Warrant Agent and the Warrantholders as a group are in no way prejudiced thereby.

7.2	Successor Companies

In the case of the amalgamation, consolidation, merger or transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another person (a “Successor Company”), the Successor Company resulting from the amalgamation, consolidation, merger or transfer (if not the Company) shall be bound by the provisions hereof and all obligations for the due and punctual performance and observance of each and every covenant and obligation contained in this Indenture to be performed by the Company and the Successor Company shall by supplemental indenture satisfactory in form to the Warrant Agent and executed and delivered to the Warrant Agent, expressly assume those obligations.

ARTICLE 8

CONCERNING THE WARRANT AGENT

8.1	Trust Indenture Legislation

(1) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

(2) The Company and the Warrant Agent agree that each will at all times in relation to this Indenture and any action to be taken hereunder observe and comply with and be entitled to the benefit of Applicable Legislation.

8.2	Rights and Duties of Warrant Agent

(1) In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Warrant Agent shall act honestly and in good faith with a view to the best interests of the Warrantholders and shall exercise the degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. No provision of this Indenture shall be construed to relieve the Warrant Agent from, or require any other person to indemnify the Warrant Agent against liability for its own negligence, wilful misconduct or bad faith.

(2) The Warrant Agent shall not be bound to do or take any act, action or proceeding for the enforcement of any of the obligations of the Company under this Indenture unless and until it shall have received a Warrantholders’ Request specifying the act, action or proceeding which the Warrant Agent is requested to take. The obligation of the Warrant Agent to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Warrant Agent or the Warrantholders hereunder shall be conditional upon the Warrantholders furnishing, when required by notice in writing by the Warrant Agent, sufficient funds to commence or continue such act, action or proceeding and an indemnity reasonably satisfactory to the Warrant Agent and its counsel to protect and hold harmless the Warrant Agent, its officers, directors, employees and agents against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Warrant Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified and funded as aforesaid.

(3) The Warrant Agent may, before commencing any act, action or proceeding, or at any time during the continuance thereof require the Warrantholders at whose instance it is acting to deposit with the Warrant Agent the Warrant Certificates held by them, for which Warrant Certificates the Warrant Agent shall issue receipts. Nothing in this section shall 8.2(3) prohibit such Warrantholders from exercising the deposited Warrants at any time otherwise permitted under this indenture.

(4) Every provision of this Indenture that, by its terms, relieves the Warrant Agent of liability or entitles it to rely upon any evidence submitted by it is subject to the provisions of Applicable Legislation, of this section 8.2 and of section 8.3.

(5) The Warrant Agent shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereunder unless and until it shall have been required to do so under the terms hereof; nor shall the Warrant Agent be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall specifically set out the default desired to be brought to the attention of the Warrant Agent and in the absence of such notice the Warrant Agent may for all purposes of this Indenture conclusively assume that no default has occurred or been made in the performance or observance of the representations, warranties and covenants, agreements or conditions herein contained. Any such notice shall in no way limit any discretion herein given to the Warrant Agent to determine whether or not the Warrant Agent shall take action with respect to any default.

(6) In this Indenture, whenever confirmations or instructions are required to be given to the Warrant Agent, in order to be valid, such confirmations and instructions shall be in writing.

8.3	Evidence, Experts and Advisers

(1) In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Company shall furnish to the Warrant Agent such additional evidence of compliance with any provision hereof and in such form as may be prescribed by Applicable Legislation or as the Warrant Agent may reasonably require by written notice to the Company.

(2) In the exercise of its rights and duties hereunder, the Warrant Agent may, if it is acting in good faith, act and rely absolutely as to the truth of the statements and the accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports, written requests, consents, or orders of the Company, certificates of the Company or other evidence furnished to the Warrant Agent pursuant to any provision hereof or of Applicable Legislation or pursuant to a request of the Warrant Agent.

(3) The Warrant Agent shall be under no responsibility in respect of the validity of this Indenture or the execution and delivery hereof by or on behalf of the Company or in respect of the validity or the execution of any Warrant Certificate by the Company and issued hereunder, nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Indenture or in any such Warrant Certificate; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any securities to be issued upon the right to acquire provided for in this Indenture and/or in any Warrant Certificate or as to whether any securities will when issued be duly authorized or be validly issued and fully paid and non-assessable.

(4) Whenever Applicable Legislation requires that evidence referred to in subsection 8.3(1) be in the form of a statutory declaration, the Warrant Agent may accept the statutory declaration in lieu of a certificate of the Company required by any provision hereof. Any such statutory declaration may be made by one or more of the directors or officers of the Company, who are so authorized to make such a declaration, and may be relied upon by the Warrant Agent.

(5) Proof of the execution of an instrument in writing, including a Warrantholders’ Request, by any Warrantholder may be made by a certificate of a notary public or other person with similar powers that the person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution or in any other manner that the Warrant Agent may consider adequate and in respect of a corporate Warrantholder, shall include a certificate of incumbency of such Warrantholder together with a certified resolution authorizing the person who signs such instrument to sign such instrument.

(6) The Warrant Agent may act and rely and shall be protected in acting and relying upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, letter, telegram, cablegram or other paper document believed by it to be genuine and to have been signed, sent or presented by or on behalf of the proper party or parties.

(7) The Warrant Agent may employ or retain such counsel, accountants, engineers, appraisers or other experts or advisers as it may reasonably require for the purpose of determining and discharging its duties hereunder and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any counsel and shall not be responsible for any misconduct on the part of any of them who has been selected with due care by the Warrant Agent. Any reasonable remuneration paid by the Warrant Agent shall be paid by the Company in accordance with section 4.3.

(8) The Warrant Agent may, as a condition precedent to any action to be taken by it under this Indenture, require such opinions, statutory declarations, reports, certificates or other evidence as it, acting reasonably, considers necessary or advisable in the circumstances.

8.4	Securities, Documents and Monies Held by Warrant Agent

Any securities, documents of title, monies or other instruments that may at any time be held by the Warrant Agent subject to the trusts hereof may be placed in the deposit vaults of the Warrant Agent or of any Schedule I Canadian chartered bank for safekeeping with the Warrant Agent or any such bank. All interest or other income received by the Warrant Agent in respect of such deposits and investments shall belong to the Company and shall be paid to the Company upon discharge of this Indenture.

8.5	Actions by Warrant Agent to Protect Interests

Subject to the provisions of this Indenture and Applicable Legislation, the Warrant Agent shall have the power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Warrantholders.

8.6	Warrant Agent not Required to Give Security

The Warrant Agent shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise, subject to section 8.8.

8.7	Protection of Warrant Agent

By way of supplement to the provisions of any law from time to time relating to trustees, it is expressly declared and agreed as follows:

(1) The Warrant Agent shall not be liable for or by reason of any representations, statements of fact or recitals in this Indenture or in the Warrants (except the representation contained in section 8.9 or in the certificate of the Warrant Agent on the Warrants) or be required to verify the same and all such statements of fact or recitals are and shall be deemed to be made by the Company (except the representation contained in section 8.9 or in the certificate of the Warrant Agent on the Warrants).

(2) Nothing herein contained shall impose any obligation on the Warrant Agent to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto.

(3) The Warrant Agent shall not be bound to give notice to any person or persons of the execution hereof.

(4) The Warrant Agent shall not incur any liability or responsibility whatsoever or be in any way responsible for the consequence of any breach on the part of the Company of any of the covenants or warranties herein contained or of any acts of any directors, officers, employees, agents or servants of the Company.

(5) Without limiting any protection or indemnity of the Warrant Agent under any other provision hereof, or otherwise at law, the Company hereby agrees to indemnify and hold harmless the Warrant Agent and its directors, officers, agents and employees from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including reasonable legal or advisor fees and disbursements, of whatever kind and nature that may at any time be imposed on, incurred by or asserted against the Warrant Agent in connection with the performance of its duties and obligations hereunder, other than such liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements arising by reason of the gross negligence, fraud or wilful misconduct of the Warrant Agent. This provision shall survive the resignation or removal of the Warrant Agent, or the termination of this Indenture. The Warrant Agent shall not be under any obligation to prosecute or defend any action or suit in respect of this Indenture which, in the opinion of its counsel, may involve it in expense or liability, unless the Company shall, so often as required, furnish the Warrant Agent with satisfactory indemnity and funding against such expense or liability.

8.8	Replacement of Warrant Agent

(1) The Warrant Agent may resign its trust and be discharged from all further duties and liabilities hereunder by giving to the Company not less than 60 days prior notice in writing or such shorter prior notice as the Company may accept as sufficient. The Warrantholders by extraordinary resolution shall have the power at any time to remove the existing Warrant Agent and to appoint a new Warrant Agent. In the event of the Warrant Agent resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Company shall forthwith appoint a new Warrant Agent unless a new Warrant Agent has already been appointed by the Warrantholders; failing such appointment by the Company, the retiring Warrant Agent or any Warrantholder may apply to a justice of the Ontario Superior Court of Justice at the Company’s expense, on such notice as such justice may direct, for the appointment of a new Warrant Agent; but any new Warrant Agent so appointed by the Company or by the Court shall be subject to removal as aforesaid by the Warrantholders. Any new Warrant Agent appointed under any provision of this section 8.8 shall be a corporation authorized to carry on the business of a trust company in the Provinces of Ontario and British Columbia and, if required by Applicable Legislation of any other province, in such other province. On any such appointment the new Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Warrant Agent without any further assurance, conveyance, act or deed; but there shall be immediately executed, at the expense of the Company, all such conveyances or other instruments as may, in the opinion of counsel, be necessary or advisable for the purpose of assuring the same to the new Warrant Agent, provided that any resignation or removal of the Warrant Agent and appointment of a successor Warrant Agent shall not become effective until the successor Warrant Agent shall have executed an appropriate instrument accepting such appointment and, at the request of the Company, the predecessor Warrant Agent, upon payment of its outstanding remuneration and expenses, shall execute and deliver to the successor Warrant Agent an appropriate instrument transferring to such successor Warrant Agent all rights and powers of the Warrant Agent hereunder and all securities, documents of title and other instruments and all monies and properties held by the Warrant Agent hereunder.

(2) Upon the appointment of a successor warrant agent, the Company shall promptly notify the Warrantholders thereof in the manner provided for in section 9.2.

(3) Any corporation into or with which the Warrant Agent may be merged or consolidated or amalgamated, or any corporation succeeding to the stock transfer business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without any further act on its part or of any of the parties hereto, provided that such corporation would be eligible for appointment as a new warrant agent under subsection 8.8(1).

(4) Any Warrants certified but not delivered by a predecessor Warrant Agent may be certified by the new or successor warrant agent in the name of the predecessor or the new or successor warrant agent.

8.9	Conflict of Interest

(1) The Warrant Agent represents to the Company that at the time of execution and delivery hereof no material conflict of interest exists of which it is aware in the Warrant Agent’s role as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising that it becomes aware of hereafter, it will, within 90 days after ascertaining that it has such a material conflict of interest, either eliminate the same or resign its trust hereunder. If any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and the Warrants shall not be affected in any manner whatsoever by reason thereof.

(2) Subject to subsection 8.9(1), the Warrant Agent, in its personal or any other capacity, may buy, lend upon and deal in securities of the Company and generally may contract and enter into financial transactions with the Company or any Subsidiary without being liable to account for any profit made thereby.

8.10	Acceptance of Trusts

The Warrant Agent hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth and agrees to hold all rights, interests and benefits contained herein for and on behalf of those persons who become holders of Warrants from time to time issued pursuant to this indenture.

8.11	Warrant Agent not to be Appointed Receiver

The Warrant Agent and any person related to the Warrant Agent shall not be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Company or any Subsidiary or any partnership of which the Company is directly or indirectly involved.

8.12	Authorization to Carry on Business

The Warrant Agent represents to the Company that it is registered to carry on the business of a trust company in each of the provinces of Canada, that it has due authority and capacity to enter into this Indenture and accepts the trusts contemplated hereby and that this Indenture shall constitute a legal, valid and binding agreement of the Warrant Agent enforceable against the Warrant Agent in accordance with its terms.

ARTICLE 9

GENERAL

9.1	Notice to the Company and the Warrant Agent

(1) Unless otherwise expressly provided herein, any notice to be given hereunder to the Company or the Warrant Agent (as the case may be) shall be deemed to be validly given if delivered, if sent by registered letter, postage prepaid or if transmitted by telecopier:

(a) If to the Company, to:

Peru Copper Inc.
Suite 1600
777 Dunsmuir Street
Vancouver, British Columbia V7Y 1K4

Attention: Chief Executive Officer
Fax No.: (604) 688-0094

with a copy to:

Cassels Brock & Blackwell LLP
Scotia Plaza, Suite 2100
40 King Street West
Toronto, Ontario M5H 3C2

Attention: Mark T. Bennett
Fax No.: (416) 360-8877

(b) If to the Warrant Agent, to:

Computershare Trust Company of Canada
100 University Avenue, 9th Floor
Toronto, ON M5J 2Y1

Attention: Manager, Corporate Trust
Fax No.: (416) 981-9777

and any notice given in accordance with the foregoing shall be deemed to have been received on the date of delivery if that date is a Business Day or, if mailed, on the fifth Business Day following the date of the postmark on such notice or, if transmitted by telecopier, on the day following the transmission.

(2) The Company or the Warrant Agent, as the case may be, may from time to time notify the other in the manner provided in subsection 9.1(1) of a change of address that, from the effective date of such notice and until changed by like notice, shall be the address of the Company or the Warrant Agent, as the case may be, for all purposes of this Indenture. A copy of any notice of change of address given pursuant to this subsection 9.1(2) shall be available for inspection at the principal stock transfer office of the Warrant Agent in the City of Toronto, Ontario by Warrantholders during normal business hours.

(3) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Warrant Agent or to the Company hereunder could reasonably be considered unlikely to reach its destination, the notice shall be valid and effective only if it is delivered to an officer of the party to which it is addressed or if it is delivered to that party at the appropriate address provided in subsection 9.1(1) by cable, telegram, telex, telecopier or other means of prepaid, transmitted or recorded communication and any notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery to the officer or if delivered by cable, telegram, telex, telecopier or other means of prepaid, transmitted, recorded communication on the third Business Day following the date of the sending of the notice by the person giving the notice.

9.2	Notice to the Warrantholders

(1) Any notice to the Warrantholders under the provisions of this Indenture shall be deemed to be validly given if the notice is sent by prepaid mail or, if delivered by hand, to the holders at their addresses appearing in the register of holders. Any notice so delivered shall be deemed to have been received on the date of delivery if that date is a Business Day or the Business Day following the date of delivery if such date is not a Business Day.

(2) If, by reason of strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Warrantholders could reasonably be considered unlikely to reach its destination, the notice may be published or distributed once in the Report on Business section of the national edition of The Globe and Mail newspaper or, in the event of a disruption in the circulation of that newspaper, once in a daily newspaper in the English language of general circulation in the City of Toronto, Ontario; provided that in the case of a notice convening a meeting of the holders of Warrants, the Warrant Agent may require such additional publications of that notice, in the same or in other cities or both, as it may deem necessary for the reasonable protection of the holders of Warrants or to comply with any applicable requirement of law or any stock exchange. Any notice so given shall be deemed to have been given on the day on which it has been published in all of the cities in which publication was required (or first published in a city if more than one publication in that city is required). In determining under any provision hereof, the date when notice of any meeting or other event must be given, the date of giving notice shall be included and the date of the meeting or other event shall be excluded.

9.3	Discretion of Directors

Any matter provided herein to be determined by the directors of the Company in their sole discretion and determination so made will be conclusive.

9.4	Satisfaction and Discharge of Indenture

Upon the Time of Expiry, this Indenture, except to the extent that Common Shares, and certificates therefor have not been issued and delivered hereunder or the Company has not performed any of its obligations hereunder, shall cease to be of further effect in respect of the Company, and the Warrant Agent, on written demand of and at the cost and expense of the Company, and upon delivery to the Warrant Agent of a certificate of the Company stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with and upon payment to the Warrant Agent of the expenses, fees and other remuneration payable to the Warrant Agent, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; provided that if the Warrant Agent has not then performed any of its obligations hereunder any such satisfaction and discharge of the Company’s obligations hereunder shall not affect or diminish the rights of any Warrantholder or the Company against the Warrant Agent.

9.5	Provisions of Indenture and Warrants for the Sole Benefit of Parties and Warrantholders

Nothing in this Indenture or the Warrants, expressed or implied, shall give or be construed to give to any person other than the parties hereto and the holders from time to time of the Warrants any legal or equitable right, remedy or claim under this Indenture, or under any covenant or provision therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.

9.6	Counterparts and Formal Date

This Indenture may be simultaneously executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear the date set out at the top of the first page of this Indenture.

IN WITNESS WHEREOF the parties hereto have executed this Indenture under the hands of their proper officers in that behalf.

PERU COPPER INC.

By:	“David E. DeWitt”
Authorized Signing Officer

COMPUTERSHARE TRUST COMPANY OF CANADA

By:	“Sandra Zada”
Authorized Signing Officer

By:	“Carrie Sheppard”
Authorized Signing Officer

SCHEDULE “A”

FORM OF WARRANT CERTIFICATE

THE WARRANTS EVIDENCED HEREBY ARE EXERCISABLE ON OR BEFORE 5:00 P.M. (TORONTO TIME) ON MARCH 18, 2006, AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.

[For U.S. Persons, persons in the United States or persons for the account or benefit of a U.S. Person or a person in the United States, the following legend is applied]

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. AT ANY TIME THE COMPANY IS A “FOREIGN ISSUER” AS DEFINED IN RULE 902 UNDER THE 1933 ACT, A NEW CERTIFICATE, BEARING NO LEGEND, THE DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY” MAY BE OBTAINED FROM THE COMPANY’S TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN FORM SATISFACTORY TO THE COMPANY AND THE COMPANY’S TRANSFER AGENT TO THE EFFECT THAT THE SALE OF THE SECURITIES IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT AT A TIME WHEN THE COMPANY IS A “FOREIGN ISSUER” AS DEFINED IN RULE 902 UNDER THE 1933 ACT.

[If Warrant Certificates are issued prior to the IPO Completion Date, the following legend is applied]

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE THE EARLIER OF (i) THE DATE THAT IS TWELVE MONTHS AND A DAY AFTER THE DATE THE ISSUER FIRST BECAME A REPORTING ISSUER IN ANY OF ALBERTA, BRITISH COLUMBIA, MANITOBA, NOVA SCOTIA, ONTARIO, QUEBEC AND SASKATCHEWAN, IF THE

ISSUER IS A SEDAR FILER; AND (ii) THE DATE THAT IS TWELVE MONTHS AND A DAY AFTER THE LATER OF (A) THE DISTRIBUTION DATE, AND (B) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN THE LOCAL JURISDICTION OF THE PURCHASER OF THE SECURITIES THAT ARE THE SUBJECT OF THE TRADE.

Warrant Certificate No. W	Representing
Warrants to acquire Common Shares

SHARE PURCHASE WARRANTS

OF

PERU COPPER INC.

THIS CERTIFIES that, for value received, the registered holder hereof, (the “holder”) is entitled at any time prior to 5:00 p.m. (Toronto time) on March 18, 2006, to subscribe for the number of Common Shares of the Company, specified above, by surrendering to Computershare Trust Company of Canada (the “Warrant Agent”) at its principal stock transfer office in the City of Toronto, Ontario, this Warrant Certificate with a subscription in the form of the attached Subscription Form duly completed and executed and accompanied by payment of US$2.00 per Common Share, subject to adjustment in certain events, (the “Exercise Price”) by certified cheque, bank draft or money order in lawful money of the United States payable to or to the order of Peru Copper Inc. The holder of this Warrant Certificate may purchase less than the total number of Common Shares that he is entitled to purchase on the exercise of the Warrants represented by this certificate, in which event a new Warrant Certificate representing the Warrants not then exercised will be issued to the holder.

Upon acceptance hereof the holder hereby expressly waives the right to receive any fractional Common Shares, as the case may be, upon the exercise hereof in full or in part and further waives the right to receive any cash or other consideration in lieu thereof. The Warrants represented by this certificate shall be deemed to have been surrendered, and payment by certified cheque, bank draft or money order shall be deemed to have been made only upon personal delivery thereof or, if sent by post or other means of transmission, upon actual receipt thereof by the Warrant Agent at its principal stock transfer office in the City of Toronto, Ontario.

Upon due exercise of the Warrants represented by this Warrant Certificate and payment of the Exercise Price, the Company shall cause to be issued to the person(s) in whose name(s) the Common Shares so subscribed for are to be issued (provided that if the Common Shares are to be issued to a person other than the registered holder of this Warrant Certificate, the holder’s signature on the Subscription Form herein shall be guaranteed by a Canadian chartered bank, by a Canadian trust company by a medallion signature guarantee from a member of a recognized Signature Medallion Guarantee Program and the holder shall pay to the Company or the Warrant Agent all applicable transfer or similar taxes and the Company shall not be required to issue or deliver certificates evidencing the Common Shares, unless or until the holder shall have paid the Company or the Warrant Agent the amount of such tax or shall have satisfied to the satisfaction of the Company that such tax has been paid or that no tax is due) the number of Common Shares to be issued to such person(s) and such person(s) shall become a holder in respect of such Common Shares, as the case may be, with effect from the date of such exercise and upon due surrender of this Warrant Certificate the Warrant Agent shall issue a certificate(s) representing such Common Shares to be issued within five Business Days after the exercise of the Warrants represented by this certificate.

This Warrant Certificate represents Warrants issued or issuable under the provisions of the Warrant Indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the “Warrant Indenture”) dated as of March 18, 2004 between the Company and the Warrant Agent, as Warrant Agent, which contains particulars of the rights of the holders of the Warrants and the Company and of the Warrant Agent in respect thereof and the terms and conditions upon which the Warrants are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth, to all of which the holder of this Warrant Certificate by acceptance hereof assents. A copy of the Warrant Indenture will be available for inspection at the principal office of the Warrant Agent in the City of Toronto, Ontario. Capitalized terms used in this Warrant Certificate and not otherwise defined shall have the meanings ascribed thereto in the Warrant Indenture.

No transfer of any Warrant will be valid unless entered on the register of transfers, upon surrender to the Warrant Agent of the Warrant Certificate evidencing such Warrant, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Warrant Agent executed by the registered holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Warrant Agent. Subject to the provisions of the Warrant Indenture and upon compliance with the reasonable requirements of the Warrant Agent, Warrant Certificates may be exchanged for Warrant Certificates entitling the holder thereof to acquire an equal aggregate number of Common Shares, subject to adjustment as provided for in the Warrant Indenture. The Company and the Warrant Agent may treat the registered holder of this Warrant Certificate for all purposes as the absolute owner hereof. The holding of the Warrants represented by this Warrant Certificate shall not constitute the holder hereof a holder of Common Shares nor entitle him to any right or interest in respect thereof except as herein and in the Warrant Indenture expressly provided.

The Warrant Indenture provides for adjustment in the number of Common Shares to be delivered upon exercise of the right of purchase hereby granted and to the exercise price in certain events therein set forth.

The Warrant Indenture contains provisions making binding upon all holders of Warrants outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by Warrantholders holding a specified percentage of Warrants outstanding.

The Warrants and the Warrant Indenture shall be governed by and performed, construed and enforced in accordance with the laws of the Province of Ontario and the federal laws applicable therein and shall be treated in all respects as Ontario contracts. Time shall be of the essence hereof and of the Warrant Indenture.

The Company may from time to time and at any time prior to 5:00 p.m. (Toronto time) on March 18, 2006, purchase any of the Warrants by private agreement or otherwise on such terms and conditions and at such price as the Company may in its sole discretion determine.

The Warrants represented hereby and securities which may be acquired hereunder have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or applicable state securities laws, and the Warrants evidenced by this Certificate may not be exercised by or on behalf of any “U.S. person”, as such term in defined in Regulation S under the U.S. Securities Act, or a Person within the United States unless registered under the U.S. Securities Act or pursuant to an applicable exemption from registration under the U.S. Securities Act and applicable state securities laws and the Company has received an opinion of counsel of recognized standing to such effect in form and substance satisfactory to the Company; provided that an “accredited investor”, as defined in Rule 501 (a) of Regulation D under the U.S. Securities Act, that purchased Units in the Corporation’s private placement of Units in the United States, will not be required to deliver an opinion of counsel in connection with the exercise of Warrants that were received upon the exercise of the Special Warrants that were a part of the Units.

This Warrant Certificate shall not be valid for any purpose until it has been certified by or on behalf of the Warrant Agent for the time being under the Warrant Indenture.

IN WITNESS WHEREOF the Company has caused this Warrant certificate to be signed by its duly authorized officer as of the 18th day of March, 2004.

PERU COPPER INC.

By:
Authorized Signing Officer

This Warrant certificate represents Warrants referred to in the Warrant Indenture within mentioned.

Countersigned by:

COMPUTERSHARE TRUST COMPANY OF CANADA

By:
Authorized Signing Officer

Date:

TRANSFER OF WARRANTS

THE WARRANTS REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A U.S. PERSON OR TO ANY PERSON IN THE UNITED STATES (AS DEFINED IN RULE 902(k) OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED) OR TO ANY PERSON FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR A PERSON IN THE UNITED STATES, EXCEPT IN LIMITED CIRCUMSTANCES SPECIFIED IN THE WARRANT INDENTURE.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

(name)

(address)

                                          of the Warrants registered in the name of the undersigned represented by the within certificate.

The undersigned hereby certifies that the transfer of these securities is not being made to, and the offer of these securities was not made to, and the person named above is not, a person in the United States or a U.S. Person (as such terms are defined in Regulation S under the United States Securities Act of 1933, as amended), unless such transfer is exempt under the United States Securities Act of 1933, as amended.

DATED this                  day of                                 ,                             .

Signature of Warrantholder

guaranteed by:

Authorized Signature Number

NOTE: (1) The signature to this transfer must correspond with the name as recorded on the Warrant certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this transfer must be guaranteed by an authorized officer of a Canadian chartered bank or of a major Canadian trust company or by a medallion signature guarantee from a member recognized under the Signature Medallion Guarantee Program or from a similar entity in the United States, if this transfer is executed in the United States, or in accordance with industry standards.

(2) If the transfer is to a U.S. Person as defined in Rule 902(k) of Regulation S under the United States Securities Act of 1933, as amended, special restrictions apply as set out in the Warrant Indenture governing these Warrants.

Deliver to

Computershare Trust Company of Canada

100 University Avenue, 9th Floor

Toronto, Ontario M5J 2Y1

SUBSCRIPTION FORM

Deliver to:

Computershare Trust Company of Canada

100 University Avenue, 9th Floor

Toronto, Ontario M5J 2Y1

Attention:	Corporate Actions

The undersigned holder of the within Warrants hereby irrevocably subscribes for                      Common Shares of the Company, at the Exercise Price referred to in the attached Warrant Certificate on the terms and conditions set forth in such Warrant Certificate and the Warrant Indenture and encloses herewith a certified cheque, bank draft or money order payable in United States dollars to the order of Peru Copper Inc. in payment in full of the subscription price for the Common Shares hereby subscribed for.

The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

A	The undersigned holder (i) is not in the United States; (ii) is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not exercising the Warrants on behalf of a “U.S. person”; and (iii) did not execute or deliver this subscription form in the United States.

B	The undersigned holder (i) purchased the Warrants directly from the Company pursuant to the exercise of a Special Warrant, which in turn was purchased upon the execution of a written subscription agreement for the purchase of Units with each Unit consisting of one convertible note and one-half of one Special Warrant, (ii) is exercising the Warrants solely for its own account and not on behalf of any other Person; and (iii) was an “accredited investor”, as that term is defined in Regulation D under the U.S. Securities Act, both on the date the Units were purchased from the Company and on the date hereof.

C	The undersigned holder has delivered to the Company an opinion of counsel (which will not be sufficient unless it is from counsel of recognized standing and in form and substance satisfactory to the Company) to the effect that an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

The undersigned hereby irrevocably directs that the said Common Shares be issued and delivered as follows:

Name(s) in Full	Address(es)	Number of Common Shares

Note: Certificates will not be registered or delivered to an address in the United States in the United States unless Box B or C above is checked.

(Please print in full the name in which certificates are to be issued. If any of the securities are to be issued to a person or persons other than the registered Warrantholder, the Transfer of Warrants Form must be completed, the Warrantholder must pay to the Warrant Agent any and all exigible transfer taxes or other government charges and the signature of the holder must be guaranteed by a Canadian chartered bank, a Canadian trust company or by a medallion signature guarantee from a member of a recognized Signature Medallion Guarantee Program or in accordance with industry standards.)

DATED this                  day of                                 ,                             .

Witness	Signature of Registered Warrantholder

Witness	Name of Registered Warrantholder

Address of Registered Warrantholder

Social Insurance Number of Registered Warrantholder

Please check box if the certificates are to be delivered to the office where this Warrant Certificate is surrendered for pick up by the Warrantholder, failing which the certificates will be mailed to the address shown on the register.

(The Warrant Agent may require that the signature above be guaranteed, in which event the following must be completed.)

Signature of Warrantholder

guaranteed by:

Authorized Signature Number

NOTES

1. If the signature of the person executing this form is to be guaranteed, it must be guaranteed by an authorized officer of a Canadian chartered bank or of a major Canadian trust company or by a medallion signature guarantee from a member recognized under the Signature Medallion Guarantee Program or from a similar entity in the United States, if this form is executed in the United States, or in accordance with industry standards.

2. If Box C is to be checked, holders are encouraged to consult with the Company in advance to determine that the legal opinion tendered in connection with exercise will be satisfactory in form and substance to the Company.

SCHEDULE “B”

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:	Computershare Trust Company of Canada as registrar and transfer agent for Warrants of Peru Copper Inc.

The undersigned (a) acknowledges that the sale of the securities of Peru Copper Inc. (the “Company”) to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “ U.S. Securities Act”) and (b) certifies that (1) the undersigned is not an affiliate of the Company as that term is defined in Rule 405 of the U.S. Securities Act, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (B) the transaction was executed in, on or through the facilities of the Toronto Stock Exchange, the Montreal Exchange, the TSX Venture Exchange or any other designated offshore securities market as defined in Regulation S under the U.S. Securities Act and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated:
Print Name of Seller

By:
Name:
Title: